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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Sterling Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

March 19, 2004

Dear Stockholders and Noteholders:

     We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Sterling Chemicals, Inc. to be held at 10:00 a.m. (New York time) on Friday, April 16, 2004 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York 10036. A notice of the meeting, proxy statement and form of proxy are enclosed with this letter. During the meeting we will report on our operations during 2003 and our plans for 2004. Our directors and officers will be present to respond to appropriate questions from stockholders. We are also pleased to invite the holders of our 10% Senior Secured Notes due 2007 to attend the 2004 Annual Meeting for the purpose of electing their representative to our Board.

     We hope that you will be able to attend the meeting. If you are unable to attend the meeting in person, it is very important that your shares or notes be represented, and we request that you complete, date, sign and return the enclosed proxy at your earliest convenience. If you choose to attend the meeting in person, you may, of course, revoke your proxy and cast your votes personally at the meeting. We look forward to seeing you at the meeting.

     Thank you for your ongoing support and continued interest in Sterling Chemicals, Inc.

Sincerely,

Richard K. Crump
President and Chief Executive Officer

GENERAL INFORMATION
ARRANGEMENTS REGARDING NOMINATION AND ELECTION OF DIRECTORS
PROPOSALS ON WHICH YOU MAY VOTE
VOTING IN PERSON OR BY PROXY
SOLICITATION OF PROXIES AND EXPENSES
PROPOSALS BY STOCKHOLDERS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
DIRECTOR NOMINATIONS AND QUALIFICATIONS
ANNUAL REPORT AND AVAILABLE INFORMATION
ELECTION OF DIRECTORS
PREFERRED STOCK NOMINEES
GENERAL NOMINEES
NOTEHOLDERS NOMINEE
CREDITORS DESIGNEE
DIRECTOR COMPENSATION
INDEPENDENCE
BOARD COMMITTEES
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ADDITIONAL PROPOSALS
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
APPENDIX A

STERLING CHEMICALS, INC.
333 CLAY STREET, SUITE 3600
HOUSTON, TEXAS 77002-4312
(713) 650-3700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 16, 2004

To Our Stockholders and Noteholders:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held on the 37th Floor of the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York at 10:00 a.m. (New York time) on Friday, April 16, 2004. At the Annual Meeting, the following proposals will be presented for consideration:

•	The election of eight directors, each of whom will hold office until our Annual Meeting of Stockholders in 2005 and until his successor has been duly elected and qualified.

•	The ratification and approval of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2004.

You are entitled to vote at the meeting for some of our director nominees and on the proposal to ratify and approve the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2004 if you were the holder of record of any shares of our Common Stock or Series A Convertible Preferred Stock at the close of business on March 7, 2004. In addition, if you were the holder of record of any of our 10% Senior Secured Notes at the close of business on March 7, 2004, you are entitled to vote at the meeting on the election of the noteholders’ representative to our Board.

     Our Board of Directors recommends that our stockholders vote FOR each nominated director for whom they are entitled to vote and FOR the ratification and approval of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2004. Our stockholders may also be asked to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Your vote is very important. If you do not expect to attend the Annual Meeting in person, please sign, date and complete the enclosed proxy and return it without delay in the enclosed envelope, which requires no postage if mailed in the United States. Mailing your completed proxy will not prevent you from later revoking that proxy and voting in person at the Annual Meeting. If you want to vote at the Annual Meeting but your shares or notes are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership of your shares or notes as of March 7, 2004 from the intermediary.

March 19, 2004	By Order of the Board of Directors

Kenneth M. Hale
Corporate Secretary

STERLING CHEMICALS, INC.
333 CLAY STREET, SUITE 3600
HOUSTON, TEXAS 77002-4312
(713) 650-3700

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 16, 2004

GENERAL INFORMATION

Purpose of this Proxy Statement

We have prepared this Proxy Statement to solicit proxies on behalf of our Board of Directors for use at our 2004 Annual Meeting of Stockholders and any adjournment or postponement thereof. We are also using this Proxy Statement to solicit proxies on behalf of the Trustee for our 10% Senior Secured Notes due 2007 (“Notes”) in connection with the election of their representative to our Board at the Annual Meeting. We intend to mail this Proxy Statement and accompanying proxy card to all of our stockholders and all of the holders of our Notes entitled to vote at the Annual Meeting on or about March 24, 2004.

Time and Place of Annual Meeting

The Annual Meeting will be held on Friday, April 16, 2004, at 10:00 a.m. (New York time) on the 37th Floor of the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York.

Admission Rules

Only stockholders and holders of Notes of record as of March 7, 2004 and their accompanied guests, or the holders of their valid proxies, will be permitted to attend the Annual Meeting. Each person attending the Annual Meeting will be asked to present valid governmental-issued picture identification, such as a driver’s license or a passport, before being admitted to the meeting. In addition, stockholders or Noteholders who hold their shares or Notes through a broker or nominee (i.e., in “street name”) should provide proof of their beneficial ownership as of March 7, 2004, such as a brokerage statement showing their ownership of shares or Notes as of that date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting and attendees will be subject to security inspections.

Lists of Stockholders and Noteholders

Lists of our stockholders and the holders of our Notes who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at 333 Clay Street, Suite 3600, Houston, Texas 77002 and at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York. Any inspection of these lists prior to the Annual Meeting must be conducted between 9:00 a.m. and 4:30 p.m. (local time). Please contact our Corporate Secretary before going to conduct any inspection prior to the Annual Meeting.

Inspector of Election

Our Board of Directors and the Trustee for the Notes have each appointed Katherine Holdsworth, our Assistant Secretary, as the inspector of election. The inspector of election will separately calculate affirmative and negative votes, abstentions and broker non-votes for each of the proposals.

ARRANGEMENTS REGARDING NOMINATION AND ELECTION OF DIRECTORS

     The holders of our Series A Convertible Preferred Stock (“Preferred Stock”), voting separately as a class, are entitled to elect a percentage of our directors determined by the aggregate amount of shares of our Preferred Stock and Common Stock beneficially owned by Resurgence Asset Management, L.L.C. “Resurgence”) and certain permitted transferees. Currently, the holders of our Preferred Stock are entitled to elect a majority of our directors. Messrs. James B. Rubin, Robert T. Symington, Byron J. Haney, Marc S. Kirschner and Keith R. Whittaker are the nominees for election by the holders of shares of our Preferred Stock (the “Preferred Stock Nominees”).

     Under our Certificate of Incorporation, the holders of our Notes have the exclusive right, voting separately as a class, to elect one of our directors until our Notes have been paid in full. At the time we issued our Notes in December of 2002, the holders of our Notes appointed Mr. John W. Gildea as their representative, and he is also the nominee for election by the holders of our Notes at the Annual Meeting (the “Noteholders Nominee”).

     Under our Certificate of Incorporation, Mr. Thomas P. Krasner serves as one of our directors as the designee of the Unsecured Creditors Committee in our prior bankruptcy proceedings (the “Creditors Designee”). Mr. Krasner has the right to serve as one of our directors until our first annual meeting held after December 19, 2004. Consequently, Mr. Krasner is not standing for re-election at this time but will continue to serve as one of our directors after the meeting.

     With the exception of the Preferred Stock Nominees, the Noteholders Nominee and the Creditors Designee, our directors are elected by the holders of our Preferred Stock and Common Stock voting together as a single class. Mr. Richard K. Crump and Dr. Peter Ting Kai Wu are the nominees for election by the holders of our Preferred Stock and Common Stock, voting together as a single class (the “General Nominees”).

PROPOSALS ON WHICH YOU MAY VOTE

     If you owned any shares of our Preferred Stock or Common Stock on March 7, 2004, as reflected in our stock register, or if you owned any of our Notes on March 7, 2004, as reflected in the register maintained by the Trustee for the Notes, you may vote at the Annual Meeting on the following matters:

Securities Held of
Record on March 7, 2004	Proposals on Which You May Vote
Preferred Stock	•	Preferred Stock Nominees for Director
	•	General Nominees for Director
	•	Approval of Appointment of Deloitte & Touche

Common Stock	•	General Nominees for Director
	•	Approval of Appointment of Deloitte & Touche

Notes	•	Noteholders Nominee for Director

VOTING IN PERSON OR BY PROXY

How Do I Vote?

You may vote in person at the Annual Meeting or you may give us your proxy. We recommend you vote by proxy even if you plan to attend the Annual Meeting — you can always change your vote at the Annual Meeting. Our stockholders can vote by proxy over the telephone by calling a toll-free number, electronically by using the Internet or by signing and returning the enclosed proxy card. These telephone and Internet voting procedures have been set up for the convenience of our stockholders and are designed to authenticate your identity, allow you to give voting instructions and confirm that your voting instructions have been properly recorded, and will be available 24 hours a day and will close at 11:59 p.m. (New York time) on April 15, 2004. If you are one of our stockholders and would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy card. Our noteholders can vote by signing and returning the enclosed proxy card, and may also be eligible to vote over the telephone by calling a toll-free number or electronically by using the Internet if the noteholder’s broker (or its designee) makes such voting facilities available. These telephone or Internet voting facilities, if any, will be described in materials sent by, and subject to such restrictions as are imposed by, the noteholder’s broker (or its designee).

How Are My Shares of Preferred Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of Preferred Stock, we will be authorized to vote your shares of Preferred Stock, but only in the manner you direct. You may direct us to vote for all, some or none of the Preferred Stock Nominees, and all, some or none of the General Nominees. You may also direct us to vote your shares of Preferred Stock for or against the proposal to ratify and approve the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent accountants for the fiscal year ending December 31, 2004 (“Fiscal 2004”), or abstain from voting.

If you give us your proxy to vote your shares of Preferred Stock and do not withhold authority to vote for the election of any of the Preferred Stock Nominees or General Nominees, all of your shares of Preferred Stock will be voted for the election of each Preferred Stock Nominee and General Nominee. If you withhold authority to vote your shares of Preferred Stock for any Preferred Stock Nominee or General Nominee, none of your shares of Preferred Stock will be voted for those candidates, but all of your shares of Preferred Stock will be voted for the election of each Preferred Stock Nominee and General Nominee for whom you have not withheld authority to vote.

If you give us your proxy to vote your shares of Preferred Stock but do not specify how you want your shares voted, your shares of Preferred Stock will be voted in favor of each of the Preferred Stock Nominees and General Nominees, and in favor of the proposal to ratify and approve the appointment of Deloitte & Touche as our independent accountants for Fiscal 2004.

If you give us your proxy to vote your shares of Preferred Stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of Preferred Stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment. As of the date of this Proxy Statement, we were not aware of any other matter to be raised at the Annual Meeting.

How Are My Shares of Common Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of Common Stock, we will be authorized to vote your shares of Common Stock, but only in the manner you direct. You may direct us to vote for either, both or neither of the General Nominees. You may also direct us to vote your shares of Common Stock for or against the proposal to ratify and approve the appointment of Deloitte & Touche as our independent accountants for Fiscal 2004, or abstain from voting.

If you give us your proxy to vote your shares of Common Stock and do not withhold authority to vote for the election of either of the General Nominees, all of your shares of Common Stock will be voted for the election of both General Nominees. If you withhold authority to vote your shares of Common Stock for either General Nominee, none of your shares of Common Stock will be voted for that candidate, but all of your shares of Common Stock will be voted for the election of the General Nominee for whom you have not withheld authority to vote.

If you give us your proxy to vote your shares of Common Stock but do not specify how you want your shares voted, your shares of Common Stock will be voted in favor of both of the General Nominees, and in favor of the proposal to ratify and approve the appointment of Deloitte & Touche as our independent accountants for Fiscal 2004.

If you give us your proxy to vote your shares of Common Stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of Common Stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment. As of the date of this Proxy Statement, we were not aware of any other matter to be raised at the Annual Meeting.

How Are My Notes Voted If I Give You My Proxy?

If you give us your proxy to vote your Notes, we will be authorized to vote your Notes, but only in the manner you direct. You may direct us to vote for or against the Noteholders Nominee, or abstain from voting. If you give us your proxy but do not specify how you want your Notes voted, your Notes will be voted for the election of the Noteholders Nominee.

What If I Change My Mind After I Give You My Proxy?

You may revoke your proxy at any time before your shares or Notes are voted at the Annual Meeting by providing us with either a new proxy with a later date (by any method available for giving your original proxy) or by sending us a written notice of your desire to revoke your proxy at the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Corporate Secretary. You may also revoke your proxy at any time prior to your shares or Notes having been voted by attending the Annual Meeting in person and notifying the inspector of election of your desire to revoke your proxy. However, your proxy will not automatically be revoked merely because you attend the Annual Meeting.

Why Did I Receive More Than One Proxy Card?

You may receive more than one proxy or voting card depending on how you hold your shares or Notes and the types of shares or Notes you own. If you hold your shares or Notes through someone else, such as a broker or a bank, you may receive materials from them asking you how you want your shares or Notes voted.

What Happens if a Nominee Becomes Unavailable?

If any of our director candidates becomes unavailable for any reason before the election, we may reduce the number of directors serving on our Board or a substitute candidate may be designated. We have no reason to believe that any of our director candidates will be unavailable. If a substitute candidate is designated for any of the Preferred Stock Nominees or the General Nominees, the persons named in the enclosed proxy card will vote your shares for such substitute if they are instructed to do so by our Board or, if our Board does not do so, in accordance with their own best judgment. If a substitute candidate is designated for the Noteholders Nominee, the persons named in the enclosed proxy card will vote your Notes for such substitute if they are instructed to do so by the Trustee for the Notes or, if the Trustee does not do so, they will abstain from voting.

What if My Shares or Notes Are Held In Someone Else’s Name?

If you want to vote at the Annual Meeting but your shares or Notes are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership of your shares or Notes as of March 7, 2004, or obtain a proxy to vote your shares or Notes from the intermediary.

SOLICITATION OF PROXIES AND EXPENSES

     We are asking for your proxy on behalf of our Board or, in the case of our Noteholders, on behalf of the Trustee for the Notes. We will bear the entire cost of preparing, printing and soliciting proxies. We will send proxy solicitation materials to all of our stockholders and all holders of our Notes of record as of March 7, 2004, and to all intermediaries, such as brokers and banks, that held any of our shares or Notes on that date on behalf of others. These intermediaries will then forward solicitation materials to the beneficial owners of our shares and Notes and we will reimburse them for their reasonable forwarding expenses. Our directors, officers and employees may also solicit proxies in person or by telephone.

PROPOSALS BY STOCKHOLDERS

     Our Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. Our Bylaws contain several requirements that must be satisfied in order for any of our stockholders to bring a proposal before one of our annual meetings, including a requirement of delivering proper advance notice to us. Stockholders are advised to review our Bylaws if they intend to present a proposal at any of our annual meetings. Holders of our Notes are not permitted to bring any proposals before one of our annual meetings other than the election of the Noteholders Nominee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Stockholders may contact our Board of Directors or any of its members by the following means:

By E-mail:	khale@sterlingchemicals.com

By Mail:	Sterling Chemicals, Inc.
Board of Directors
Attention: Corporate Secretary
333 Clay Street, Suite 3600
Houston, Texas 77002

Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications are initially delivered directly to our Corporate Secretary, who will promptly forward such communications to the specified directors or, if no particular directors are specified, to our Chairman of the Board. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to our 2005 annual meeting of stockholders should follow the procedures specified below under the heading “Stockholder Proposals for Next Year’s Annual Meeting.” Stockholders wishing to nominate directors for election at our 2005 annual meeting of stockholders should follow the procedures specified below under the heading “Director Nominations and Qualifications.”

DIRECTOR NOMINATIONS AND QUALIFICATIONS

     Our Corporate Governance Committee will, in accordance with its written charter and subject to the terms of our Certificate of Incorporation and Bylaws, review candidates recommended by our stockholders for positions on our Board of Directors. Our Bylaws provide that any stockholder entitled to vote for the election of directors at a meeting of stockholders who satisfies the eligibility requirements (if any) set forth in our Certificate of Incorporation, and who complies with the procedures set forth in our Certificate of Incorporation and Bylaws, may nominate persons for election to our Board of Directors, subject to any conditions, restrictions and limitations imposed by our Certificate of Incorporation or Bylaws. These procedures include a requirement that our Corporate Secretary receive timely written notice of the nomination, which, for our 2005 annual meeting of stockholders, means that the nomination must be received on or after November 17, 2004 but no later than January 16, 2005. Any notice of nomination must include, in addition to any other information or matters required by our Certificate of Incorporation or Bylaws, the following:

•	the name and address of the stockholder submitting the nomination, as they appear on our books;

•	the nominating stockholder’s principal occupation, business and residence addresses and telephone numbers;

•	the number of shares of each class of our stock owned of record or beneficially by the nominating stockholder;

•	the dates upon which the nominating stockholder acquired such shares and documentary support for any claims of beneficial ownership;

•	the exact name of the nominee and such person’s age, principal occupation, business and residence addresses and telephone numbers;

•	the number of shares of each class of our stock (if any) owned directly or indirectly by the nominee;

•	the nominee’s written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected; and

•	any other information regarding the nominee that would be required to be included in a proxy statement pursuant to rules of the Securities and Exchange Commission.

     Nominations of directors may also be made by our Board of Directors or as otherwise provided in our Certificate of Incorporation, the Designation of Preferences, Rights and Limitations for our Preferred Stock or our Bylaws. In determining whether it will recommend or support a candidate for a position on our Board of Directors, our Corporate Governance Committee considers those matters it deems relevant, which may include, but are not limited to, integrity, judgment, business specialization, technical skills, diversity, independence, potential conflicts of interest and the present needs of our Board of Directors. Our Corporate Governance Committee also takes into account any restrictions, requirements or limitations contained in our Certificate of Incorporation, the Designation of Preferences, Rights and Limitations for our Preferred Stock or our Bylaws, or any other agreement to which we are a party.

ANNUAL REPORT AND AVAILABLE INFORMATION

     Our annual report to stockholders, including financial statements, accompanies this Proxy Statement but does not constitute a part of the proxy solicitation materials. We will furnish a copy of our annual report on Form 10-K (including financial statements and the financial statement schedules but without exhibits) for our fiscal year ended December 31, 2003 (our “Form 10-K”), without charge, to any person whose vote is solicited by this Proxy Statement upon written request to the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Chief Financial Officer. In addition, upon written request, we will furnish a copy of any exhibit to our Form 10-K to any person whose vote is solicited by this Proxy Statement upon payment of our reasonable expenses incurred in connection with providing the copy of the exhibit.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

     Our Board of Directors oversees our management, reviews our long-term strategic plans and exercises direct decision making authority in key areas. All of our director candidates currently serve on our Board. With the exception of Richard K. Crump, our President and Chief Executive Officer, we do not employ any of our current directors or any of our director candidates. Only non-employee directors are eligible to serve on our Audit Committee, our Compensation Committee and our Corporate Governance Committee. Other than Mr. Thomas P. Krasner, each of our directors is elected annually to serve until our next annual meeting and until his or her successor is duly elected and qualified. Mr. Krasner joined our Board on December 19, 2003 pursuant to a designation contained in our Certificate of Incorporation, and he is entitled to serve on our Board until our first annual meeting held after December 19, 2004. Mr. Crump was originally appointed to our Board in December of 2001. Dr. Peter Ting Kai Wu was appointed as one of our directors on March 12, 2004 to fill a pre-existing vacancy on our Board. All of our other director candidates were originally appointed to our Board on December 19, 2002.

     Our Board held six meetings in 2003. On average, our directors attended approximately 85% of the meetings of our Board or any of our committees on which they served. Our only directors who attended less than 75% of the meetings of our Board and all committees on which they served were James B. Rubin, who attended approximately 43% of such meetings, and Robert T. Symington, who attended approximately 67% of such meetings. We do not have a specific policy regarding attendance by directors at annual meetings of our stockholders, but all of our directors are encouraged to attend if available. We did not hold an annual meeting in 2003, primarily because our first fiscal year of operations following our substantial restructuring when we emerged from bankruptcy did not end until December 31, 2003.

     As discussed above in “Arrangements Regarding Nomination and Election of Directors,” the holders of our Preferred Stock, voting separately as a class, are currently entitled to elect a majority of our directors, and the holders of our Notes, voting separately as a class, are currently entitled to elect one of our directors. With the exception of Mr. Krasner, all of our remaining directors are elected by the holders of our Preferred Stock and Common Stock, voting together as a single class. The procedures for these separate votes by the holders of our Preferred Stock, the holders of our Preferred Stock and our Common Stock (as a single class) and the holders of our Notes, together with information about the candidates for the relevant election, is presented below under the headings “Preferred Stock Nominees,” “General Nominees” and “Noteholders Nominee,” respectively. Information about Mr. Krasner is also presented below under the heading “Creditors Designee.”

PREFERRED STOCK NOMINEES

Who May Vote

If you owned any shares of our Preferred Stock on March 7, 2004, as reflected in our stock register, you may vote in the election for the Preferred Stock Nominees. Our shares of Common Stock and our Notes do not vote in the election for the Preferred Stock Nominees.

Outstanding Shares

On March 7, 2004, there were 2,558.826 shares of our Preferred Stock outstanding (currently convertible into 2,558,826 shares of our Common Stock at the option of the holders), none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the election for the Preferred Stock Nominees, we must have a quorum. This means that we must have at least a majority of the shares of our Preferred Stock represented at the Annual Meeting, either in person or by proxy. Any shares of Preferred Stock owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our Preferred Stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for the election for the Preferred Stock Nominees, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Preferred Stock has the right to cast 1,000 votes for each of the Preferred Stock Nominees. A Preferred Stock Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our Preferred Stock that are entitled to vote and are present at the Annual Meeting, either in person or by proxy. Under this format, abstentions and broker non-votes will not affect the outcome of the election.

Information about each of the Preferred Stock Nominees is provided below.

     Our Board of Directors recommends that the holders of shares of our Preferred Stock vote FOR the election to our Board of each of the following candidates:

James B. Rubin Age 50 Director Since December 2002	Mr. Rubin has been Chairman of our Board of Directors since February 11, 2003. Mr. Rubin is the Co-Chairman and Chief Investment Officer of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. He has managed the investment portfolios of Resurgence and its predecessors since 1989. Mr. Rubin also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc., Furniture.com, Inc. and ITSA, Ltd.

Byron J. Haney Age 43 Director Since December 2002	Mr. Haney is a Managing Director of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Haney joined Resurgence in 1994. Mr. Haney also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc.

Marc S. Kirschner Age 61 Director Since December 2002	Mr. Kirschner is a Managing Director and General Counsel of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Kirschner joined Resurgence in 2001. Prior to joining Resurgence, Mr. Kirschner headed the Business Practice Group and the Bankruptcy/Restructuring Practice in the New York office of the law firm Jones, Day, Reavis & Pogue. Mr. Kirschner also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc.

Robert T. Symington Age 40 Director Since December 2002	Mr. Symington is a Managing Director of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Symington joined Resurgence in 1992. Mr. Symington also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc.

Keith R. Whittaker Age 31 Director Since December 2002	Mr. Whittaker is a Vice President at Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Whittaker joined Resurgence in 2001. Mr. Whittaker was formerly an Associate with Triarc Companies, Inc. from 1996 to 1998, and an Analyst with the Investment Banking Department of Bear Stearns & Co. from 1994 to 1996.

GENERAL NOMINEES

Who May Vote

If you owned any shares of our Preferred Stock or Common Stock on March 7, 2004, as reflected in our stock register, you may vote in the election for the General Nominees. Our Notes do not vote in the election for the General Nominees.

Outstanding Shares

On March 7, 2004, there were 2,558.826 shares of our Preferred Stock (currently convertible into 2,558,826 shares of our Common Stock at the option of the holders) and 2,825,000 shares of our Common Stock outstanding, none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the vote for the General Nominees, we must have a quorum. This means that we must have at least a majority of the voting power of our outstanding shares of Preferred Stock and Common Stock represented at the Annual Meeting, either in person or by proxy.

In the election for the General Nominees, our shares of Preferred Stock and Common Stock vote together as a single class. For purposes of class voting, each share of our Preferred Stock has the right to one vote for each share of our Common Stock into which such share is convertible on the record date for such vote.

Each share of our Preferred Stock was convertible into 1,000 shares of our Common Stock on the record date for the election of the General Nominees, which means that each share of our Preferred Stock that is represented at the Annual Meeting is the equivalent of 1,000 shares of our Common Stock being represented at the Annual Meeting for purposes of determining whether a quorum is present.

Any shares owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for the election of the General Nominees, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Common Stock has the right to cast one vote for each of the General Nominees and each share of our Preferred Stock has the right to cast 1,000 votes for each of the General Nominees. A General Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our Preferred Stock and Common Stock that are entitled to vote and are present at the Annual Meeting, either in person or by proxy. Under this format, abstentions and broker non-votes will not affect the outcome of the election.

     Information about each of the General Nominees is provided below.

     Our Board of Directors recommends that the holders of shares of our Preferred Stock and Common Stock vote FOR the election to our Board of each of the following candidates:

Richard K. Crump Age 57 Director Since December 2001	Mr. Crump has served as our President and Chief Executive Officer since January of 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December of 2001 through January of 2003, our Executive Vice President — Operations from May of 2000 through December of 2001, our Vice President — Strategic Planning from December of 1996 through May of 2000, our Vice President — Commercial from October of 1991 through December 1, 1996 and our Director — Commercial from August of 1986 through October of 1991. Prior to joining us, Mr. Crump was Vice President of Sales for Rammhorn Marketing from 1984 through August of 1986 and Vice President of Materials Management for El Paso Products Company from 1976 through 1983.

Dr. Peter Ting Kai Wu Age 66 Director Since March 2004	Dr. Wu has served as the President and Chief Executive Officer of China Synthetic Rubber Corporation, a petrochemicals company based in Taipei, Taiwan, since 1992, and as Vice Chairman and Chief Executive Officer of Continental Carbon Company, a Houston, Texas based subsidiary of China Synthetic Rubber Corporation, since 1995. Prior to that time, Dr. Wu served as President and Chief Executive Officer of Grand Pacific Petrochemical Corporation, a Taipei, Taiwan based producer of styrene, polystyrene and ABS plastics, from 1990 through 1992, and as Executive Vice President of USI Far East Corporation, a Taipei, Taiwan based producer of polyethylene, from 1989 through 1990. Dr. Wu was also a Vice President and General Director of Industrial Technology Research Institute — Union Chemical Laboratories, an industrial chemical technology research organization in Hsin Chu, Taiwan, from 1985 through 1989, and held various positions related to polymer research at E.I. du Pont de Nemours & Company in Wilmington, Delaware from 1975 through 1985. Dr. Wu currently serves as a board member of China Synthetic Rubber Corporation, Taiwan Cement Corporation, Taiwan Polypropylene Corporation and China Steel Chemical Corporation, each of which is a public company in Taiwan.

NOTEHOLDERS NOMINEE

Who May Vote

If you owned any of our Notes on March 7, 2004, as reflected in the register maintained by the Trustee for our Notes, you may vote in the election for the Noteholders Nominee. Our shares of Preferred Stock and our shares of Common Stock do not vote in the election for the Noteholders Nominee.

Quorum

In order to conduct the election for the Noteholders Nominee, we must have a quorum. Under our Certificate of Incorporation, a quorum of the Noteholders will be present if we have at least 33-1/3% in aggregate principal amount of our outstanding Notes represented at the Annual Meeting, either in person or by proxy.

Outstanding Notes

On March 7, 2004, there was $100,579,000 in aggregate principal amount of our Notes outstanding, none of which were owned by us or any of our subsidiaries.

Votes Needed

In the election for the Noteholders Nominee, each holder of our Notes is entitled to one vote for each $1,000 aggregate principal amount of outstanding Notes he or she holds. The Noteholders Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the holders of Notes who are entitled to vote and are present, either in person or by proxy, at the Annual Meeting. Under this format, abstentions and broker non-votes will not affect the outcome of the election.

     Information about the Noteholders Nominee is provided below.

John W. Gildea Age 60 Director Since December 2002	Mr. Gildea has been a managing director and principal of Gildea Management Company since 1990. Gildea Management Company and its affiliates have been the investment advisor to The Network Funds, which specializes in distressed company and special situation investments. Mr. Gildea has served on the Board of Directors of a number of restructured or restructuring companies, including Amdura Corporation, American Healthcare Management, Inc., America Service Group Inc., GenTek, Inc., Konover Property Trust, Inc. and UNC Incorporated. Mr. Gildea also serves on the Board of Directors of several United Kingdom based investment trusts.

CREDITORS DESIGNEE

     At the time of our emergence from bankruptcy in December of 2002, the Unsecured Creditors Committee in our bankruptcy proceedings was given the right to appoint a member of our Board for a specified period. Under our Certificate of Incorporation, Mr. Thomas P. Krasner is currently serving on our Board as the representative of the Unsecured Creditors Committee, and has the right to continue in that capacity until our first annual meeting held after December 19, 2004. Consequently, Mr. Krasner is not standing for re-election but will continue to serve as one of our directors after the Annual Meeting. Information about Mr. Krasner is provided below.

Thomas P. Krasner Age 41 Director Since December 2003	Mr. Krasner has been the Executive Vice President of Harch Capital Management since March of 1999, where he specializes in restructuring distressed debt and high yield bonds. Mr. Krasner currently serves on the Board of Directors at Doe Run Resources Corporation and previously served as a Director for Birch Telecom, Inc. and FWT, Inc., and as Chairman of the Board, President and Chief Executive Officer of Trism Inc.

DIRECTOR COMPENSATION

     A member of our Board who is also one of our employees does not receive additional compensation for serving on our Board or any Board committees, although all of our directors are reimbursed for their travel expenses related to their services as a director. Each of our non-employee directors is currently paid an annual retainer of $25,000 for his service as a director, and meeting fees of $2,500 for each Board meeting held in person that he attends and $1,250 for each telephonic Board meeting in which he participates. Our non-employee directors that serve on our Board Committees are also paid $1,500 for each Committee meeting held in person that they attend and $750 for each telephonic Committee meeting in which they participate. Any director may defer any or all of these payments, if desired, with deferred payments accruing interest at the average quoted rate for a ten-year U.S. Treasury Note. Messrs. Rubin, Haney, Kirschner, Symington and Whittaker are employed by Resurgence and, pursuant to established policies of Resurgence, all director compensation earned by these directors is paid to Resurgence.

INDEPENDENCE

     Messrs. Gildea and Krasner are considered independent under the listing standards of the New York Stock Exchange. Each of Messrs. Rubin, Haney, Kirschner, Symington and Whittaker are employed by Resurgence, which has beneficial ownership of a substantial majority of the voting power of our securities due to its investment and disposition authority over securities owned by its and its affiliates’ managed funds and accounts. As a result of this beneficial ownership, Resurgence is considered to be our affiliate under Securities and Exchange Commission guidelines and, consequently, Messrs. Rubin, Haney, Kirschner, Symington and Whittaker may be considered to be not independent under the listing standards of the New York Stock Exchange due to their employment by Resurgence. In addition, Dr. Wu may be considered to be not independent under the listing standards of the New York Stock Exchange because his son-in-law is employed by Resurgence. Mr. Crump is our Chief Executive Officer and, consequently, is considered to be not independent under the listing standards of the New York Stock Exchange.

BOARD COMMITTEES

     Our Board of Directors has created various standing committees to help carry out its duties, including an Audit Committee, a Compensation Committee, a Corporate Governance Committee and an Environmental, Health and Safety Committee. Generally speaking, our Board Committees work on key issues in greater detail than would be possible at full Board meetings. Each of our Board Committees consults, from time to time, with outside experts concerning the performance of its duties. As part of its duties, our Corporate Governance Committee acts as our nominating committee.

Audit Committee

     Our Audit Committee is currently comprised of three of our non-employee directors, Byron J. Haney (Chairman), John W. Gildea and Keith R. Whittaker, and met four times in 2003. Our Audit Committee operates under a written charter adopted by our Board, a copy of which is attached to this Proxy Statement as Appendix A. Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements, and monitors the qualifications, independence and performance of our internal and independent auditors. Our Audit Committee is directly responsible for the appointment, compensation and oversight of our independent internal and external auditors, and approves the audit and other services to be provided by these auditors. In addition, our Audit Committee reviews our Form 10-K and Form 10-Q reports, our practices in preparing published financial statements and our internal and disclosure controls. Upon the recommendation of our Audit Committee, our Board adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, a current copy of which is posted on our website at www.sterlingchemicals.com, and is also attached as an Exhibit to our Form 10-K. This Code, which applies to our Chief Executive Officer, our Chief Financial Officer, our Controller and anyone performing similar functions on our behalf, is administered by our Audit Committee and provides for the reporting of violations to our Audit Committee on a confidential and anonymous basis.

     Our Board has determined that Mr. Haney is an “audit committee financial expert” within the meaning ascribed to such term under the rules promulgated under the Sarbanes-Oxley Act of 2002, due to his education, training and employment as a certified public accountant, service as a member of the audit committee of other companies and other relevant experience acquired through his work at Resurgence and other companies. As discussed above, Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange, while Messrs. Haney and Whittaker may be considered to be not independent under these listing standards due to their employment by Resurgence.

Compensation Committee

     Our Compensation Committee is currently comprised of two of our non-employee directors, John W. Gildea (Chairman) and Robert T. Symington, and met three times in 2003. Our Compensation Committee is responsible for discharging the compensation responsibilities of our Board, including establishing remuneration levels for our officers, reviewing significant employee benefit programs and establishing and administering executive compensation programs (including bonus plans, stock option plans and other equity-based programs, deferred compensation plans and other cash or stock incentive programs). In addition, our Compensation Committee establishes the annual fees and meeting fees to be paid to our non-employee directors. As discussed above, Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange, while Mr. Symington may be considered to be not independent under these listing standards due to his employment by Resurgence.

Corporate Governance Committee

     Our Corporate Governance Committee is currently comprised of two of our non-employee directors, Thomas P. Krasner (Chairman) and John W. Gildea, and met once in 2003. As discussed above, Messrs. Krasner and Gildea are considered independent under the listing standards of the New York Stock Exchange. Our Corporate Governance Committee operates under a written charter adopted by our Board, a current copy of which is posted on our website at www.sterlingchemicals.com, and is also attached as an Exhibit to our Form 10-K. Our Corporate Governance Committee considers all matters related to our corporate governance. In discharging its duties, our Corporate Governance Committee makes recommendations to our Board with respect to changes to our Certificate of Incorporation, Bylaws, committee structure and corporate governance guidelines, reviews all stockholder proposals, considers questions of independence of our Board members and possible conflicts of interest, reviews succession plans relating to positions held by our senior executive officers and reviews our insurance and indemnity arrangements for our directors and officers. In addition, our Corporate Governance Committee considers, recommends and recruits candidates to fill new or vacant positions on our Board and conducts inquiries into the backgrounds and qualifications of possible candidates for positions on our Board (unless any person or entity has the power to designate the individual to fill such position under our Certificate of Incorporation, any contract to which we are a party or the terms of any series of our preferred stock). Our Corporate Governance Committee also provides oversight with respect to the establishment of and adherence to corporate compliance programs, codes of conduct and other policies and procedures concerning our business and our compliance with all relevant laws.

Environmental, Health and Safety Committee

     Our Environmental, Health and Safety Committee is currently comprised of two of our directors, Richard K. Crump (Chairman) and Marc S. Kirschner, and met once in 2003. Our Environmental, Health and Safety Committee establishes policies, practices and procedures for employee safety and health, environmental protection and product safety to ensure that our operations are conducted in compliance with environmental laws, rules, regulations, permits and licenses. Our Environmental, Health and Safety Committee also conducts ongoing environmental planning activities and makes recommendations to our Board concerning the selection of external environmental auditors, including their compensation and the proposed terms of their engagement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
(Item 2 on the Proxy Card)

     Our Audit Committee has appointed Deloitte & Touche as our independent accountants for Fiscal 2004. We are asking that our stockholders ratify that appointment. Deloitte & Touche has been our independent accounting firm for our last seven fiscal years and we believe that they are well qualified. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting to answer appropriate questions and to make a statement, if they desire to do so.

Who May Vote

If you owned any shares of our Preferred Stock or Common Stock on March 7, 2004, as reflected in our stock register, you may vote at the Annual Meeting on the ratification and approval of the appointment of Deloitte & Touche as our independent accountants for Fiscal 2004 (the “Deloitte Appointment”). Our Notes do not vote on the Deloitte Appointment.

Outstanding Shares

On March 7, 2004, there were 2,558.826 shares of our Preferred Stock (currently convertible into 2,558,826 shares of our Common Stock at the option of the holders) and 2,825,000 shares of our Common Stock outstanding, none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the vote on the Deloitte Appointment, we must have a quorum of our stockholders. This means that we must have at least a majority of the voting power of our outstanding shares of Preferred Stock and Common Stock represented at the Annual Meeting, either in person or by proxy.

Our shares of Preferred Stock and Common Stock vote together as a single class on the Deloitte Appointment. For purposes of class voting, each share of our Preferred Stock has the right to one vote for each share of our Common Stock into which such share is convertible on the record date for such vote. Each share of our Preferred Stock was convertible into 1,000 shares of our Common Stock on the record date for the vote on the Deloitte Appointment, which means that each share of our Preferred Stock that is represented at the Annual Meeting is the equivalent of 1,000 shares of our Common Stock being represented at the Annual Meeting for purposes of determining whether a quorum is present for the vote on the Deloitte Appointment.

Any shares owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for purposes of determining a quorum for the vote on the Deloitte Appointment, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Common Stock has the right to cast one vote on the Deloitte Appointment and each share of our Preferred Stock has the right to cast 1,000 votes on the Deloitte Appointment. Ratification and approval of the Deloitte Appointment requires the favorable vote of a majority of the voting power of the shares of our Preferred Stock and Common Stock that are entitled to vote on the matter and are present at the Annual Meeting, in person or by proxy. As a result, an abstention from voting on the Deloitte Appointment will have the same effect as a vote against the Deloitte Appointment. However, broker non-votes are considered not to be present for voting on the Deloitte Appointment and, consequently, do not count as votes for or against the Deloitte Appointment and are not considered in calculating the number of votes necessary for approval.

     Our Audit Committee has furnished the following report for inclusion in this Proxy Statement.

Roles in Financial Reporting

     The management of Sterling Chemicals, Inc. (“Sterling”) is responsible for Sterling’s internal controls and the financial reporting process. The independent accountants hired by Sterling are responsible for performing an independent audit of Sterling’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted auditing standards. The Committee monitors and oversees these processes and reports to Sterling’s Board of Directors with respect to its findings.

Fiscal 2003 Financial Statements

     In order to fulfill our monitoring and oversight duties, we reviewed the audited financial statements included in Sterling’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and we met and held discussions with Sterling’s management and Deloitte & Touche LLP (“Deloitte”), Sterling’s independent accountants, with respect to those financial statements. Management represented to us that all of these financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90. Finally, we reviewed the written disclosures and the letter provided to us by Deloitte, as required by Independence Standards Board Standard No. 1, and we discussed with Deloitte its own independence. Based upon our discussions with management and Deloitte, and our review of Deloitte’s report and the representations of management, we recommended to Sterling’s Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in Sterling’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

Incorporation by Reference

     No portion of this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference the Proxy Statement in which this report appears in its entirety, except to the extent that Sterling specifically incorporates this report or a portion of this report by reference. In addition, this report shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of such Acts.

Respectfully submitted,

The Audit Committee of the Board of Directors

Byron J. Haney (Chairman)
John W. Gildea
Keith R. Whittaker

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

     Deloitte & Touche has served as our independent public accountants for over seven years. We paid Deloitte & Touche the following fees for the year ended December 31, 2003 and for our prior fiscal year ended September 30, 2002, respectively:

	Fiscal	Fiscal
	2003	2002
Audit Fees	$383,000	$605,000
Audit Related Fees	160,000	0
Tax Fees	450,000	805,000
All Other Fees	70,000	290,000

Total	$1,063,000	$1,700,000

Audit Fees were paid for professional services consisting of the audit of the financial statements included in our Annual Report on Form 10-K and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. Audit Related Fees during 2003 were paid for services related to the audit and review of our Transition Report on Form 10-Q for the transition period ended December 31, 2002. Tax Fees were paid for services including assistance with tax compliance and the preparation of tax returns, tax consultation, planning and implementation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions. All Other Fees were paid for services consisting of assistance with various financial accounting and reporting issues, bankruptcy and reorganization consulting, assistance with certain insurance claims and audits of employee benefit plans.

     Our Audit Committee has considered whether the provision to us of non-audit services by Deloitte & Touche is compatible with maintaining the independence of Deloitte & Touche, and concluded that the independence of Deloitte & Touche is not compromised by the provision of such services. In addition, our Audit Committee requires pre-approval of all non-audit services provided by Deloitte & Touche. Our Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, which is set forth in Appendix A to this Proxy Statement, our Audit Committee may delegate to one or more of its members the authority to pre-approve audit and non-audit services as permitted by law, provided that such pre-approval is submitted for ratification by the full Audit Committee at its next scheduled meeting.

     Our Board of Directors recommends that you vote FOR this proposal.

ADDITIONAL PROPOSALS

     Our Board of Directors does not intend to bring any other matters before the Annual Meeting in addition to those described above, and has not been informed that any other matters are to be presented by others. The accompanying proxy confers discretionary authority upon the persons named therein to vote your shares of Preferred Stock and Common Stock in accordance with their best judgment on any other matter that may be properly brought before the Annual Meeting.

EXECUTIVE OFFICERS OF THE COMPANY

     Personal information with respect to each of our executive officers is set forth below.

Richard K. Crump Age 57	Mr. Crump has served as our President and Chief Executive Officer since January of 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December of 2001 through January of 2003, our Executive Vice President — Operations from May of 2000 through December of 2001, our Vice President — Strategic Planning from December of 1996 through May of 2000, our Vice President — Commercial from October of 1991 through December 1, 1996 and our Director — Commercial from August of 1986 through October of 1991. Prior to joining us, Mr. Crump was Vice President of Sales for Rammhorn Marketing from 1984 through August of 1986 and Vice President of Materials Management for El Paso Products Company from 1976 through 1983.

Paul G. Vanderhoven Age 50	Mr. Vanderhoven has been our Chief Financial Officer since March of 2001 and our Senior Vice President — Finance since January of 2003. Prior to that time, Mr. Vanderhoven served as our Vice President — Finance since October of 2000. Prior to becoming our Chief Financial Officer, Mr. Vanderhoven served as our Corporate Controller from October of 1989 through March of 2001, and our Manager Finance from August of 1986 through October of 1989. Before joining us, Mr. Vanderhoven held various positions with Monsanto Company from 1977 through August of 1986.

Kenneth M. Hale Age 41	Mr. Hale has been our General Counsel since January of 2001 and our Senior Vice President and Corporate Secretary since January of 2003. Prior to that time, Mr. Hale served as one of our Vice Presidents from October of 2002 through January of 2003. Prior to becoming General Counsel, Mr. Hale served as our Senior Counsel from July of 2000 through January of 2001, and as Assistant General Counsel from December of 1997 through July of 2000. Prior to joining us, Mr. Hale was an associate attorney at the law firm of Andrews & Kurth L.L.P. from January 1994 until December of 1997, and at the law firm of Honigman Miller Schwartz and Cohn from May of 1990 until December of 1993, where he specialized in mergers and acquisitions, finance, securities and general corporate matters.

Eugene Kenyon Age 56	Mr. Kenyon joined us in 1998 and has been our Senior Vice President — Commercial since January of 2003. Prior to that time, Mr. Kenyon served as our Vice President — Demand Chain Management. Prior to joining us, Mr. Kenyon was employed by Shell Chemical Company, a subsidiary of Houston-based Shell Oil Company, for 29 years. In addition, Mr. Kenyon was President of Shell Chemical Risk Management Company, a start-up venture to provide price risk management services to the petrochemical industry.

Wayne R. Parker Age 63	Mr. Parker joined us in 1991 and has been our Senior Vice President — Human Resources & Administration since January of 2003. Prior to that time, Mr. Parker served as our Vice President — Human Resources & Administration from October of 2000 through January of 2003, our Corporate Director of Human Resources from January of 1997 through October of 2000 and our Manager of Human Resources — Petrochemicals from 1991 through January of 1997. Before joining us, Mr. Parker held management positions in the Marketing and Human Resources Departments at Tenneco Oil Company. Mr. Parker also previously served as a Human Resources Manager for Boise Cascade and Pineville Kraft Corporation.

Walter B. Treybig Age 47	Mr. Treybig joined us in 1993 and has been our Senior Vice President — Manufacturing since January of 2003. Prior to that time, Mr. Treybig served as our Plant Manager since 1998 and our Manager of Environmental, Health and Safety. Before joining us, Mr. Treybig held various positions at PPG Industries, Inc., Cain Chemical Inc., Occidental Chemical Corporation and Ausimont USA Incorporated.

John R. Beaver Age 42	Mr. Beaver has been our Corporate Controller since March of 2001 and one of our Vice Presidents since January of 2003. Prior to joining us, Mr. Beaver was Vice President and Corporate Controller for Pioneer Companies, Inc. from 1997 through 2001 and Corporate Controller for Borden Chemicals and Plastics Limited Partnership from 1995 though 1997. Mr. Beaver held several financial management positions with us from 1987 through 1995 and with Monsanto Company from 1981 through 1987.

Bruce E. Moore Age 38	Mr. Moore has been our Treasurer since January of 2003. Prior to becoming our Treasurer, Mr. Moore served as our Director of Treasury Operations from May of 2001 through January of 2003 and our Petrochemicals Division Controller from November of 1998 through May of 2001. Prior to that time, Mr. Moore served in a variety of financial positions since joining us in December of 1989, including positions in internal audit, tax and financial reporting. Prior to joining us, Mr. Moore held various positions in the audit and tax departments of KPMG LLP.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our executive compensation program is administered by the Compensation Committee of our Board of Directors. This Committee, which is comprised of two of our non-employee directors, is responsible for discharging the compensation responsibilities of our Board. Our Compensation Committee reviews general compensation issues and determines the compensation of all of our senior executives and other key employees, and recommends and administers our employee benefit plans that provide benefits to our senior executives. Our Compensation Committee has furnished the following report on executive compensation for inclusion in this Proxy Statement.

Compensation Philosophy and Objectives

     The senior executive compensation program for Sterling Chemicals, Inc. (“Sterling”) is designed to motivate, reward and retain the management talent needed to achieve its business goals and maintain a leadership position in the petrochemicals industry. Under this program, a significant portion of the potential compensation of Sterling’s senior executives is dependent on Sterling’s financial performance and increased stockholder value. This program offers Sterling’s senior executives salary levels and compensation incentives designed to:

•	attract, motivate and retain talented and productive executives;

•	recognize individual performance and Sterling’s performance relative to the performance of other companies of comparable size, complexity and quality; and

•	support Sterling’s short-term and long-term goals.

We believe that this approach ensures an appropriate link between the compensation of Sterling’s senior executives and the accomplishment of Sterling’s goals and its stockholders’ objectives.

     We use a number of sources to determine whether the compensation program provided to Sterling’s senior executives is competitive. Our primary method of determining competitiveness involves obtaining compensation review data from independent compensation consultants, which we use to compare our compensation program to those offered by a group of chemical manufacturers. We also compare our compensation program to those offered by a select group of non-chemical companies that we feel are comparable in size and performance. We do not compare our compensation program against those offered by each of the companies included in the S&P Chemicals Index used in the Performance Graph contained in the Proxy Statement in which this report is included because we do not consider many of those companies to be competitors of Sterling, either in the market or for executive talent.

Total Compensation

     The three major components of Sterling’s senior executive compensation program are base salary, annual incentive compensation and stock-based compensation. Our goal is to set base salaries for Sterling’s senior executives at competitive market rates of comparable companies, while providing annual and stock-based compensation opportunities which are above competitive market rates and are linked to Sterling’s financial performance. We believe that focusing executive compensation on variable incentive pay will help Sterling meet its performance goals and enhance stockholder value in the long term.

Base Salaries

     Our strategy is to reduce the emphasis on fixed compensation for Sterling’s senior executives by positioning their base salaries at industry levels. Initially, these base salaries are set at levels intended to reflect the individual’s experience, level of responsibility, job classification and competence. Under our strategy, dramatic changes in base salary are not generally made unless required to adjust for market movements, promotions or significant changes in responsibility or individual performance. Sterling’s Board of Directors provides final approval of the base salary of all of Sterling’s senior executive officers, including the Chief Executive Officer (except that Sterling’s Chief Executive Officer, who also serves on Sterling’s Board of Directors, does not participate in decisions with respect to his own compensation).

Annual Incentive Compensation

     Sterling’s senior executives and other qualified employees can earn additional cash compensation under Sterling’s Bonus Plan. The additional compensation available under each of these plans is intended to reward the achievement of annual corporate financial goals. Generally, no additional compensation is available under the Bonus Plan unless Sterling’s financial performance meets a threshold level established by Sterling’s Board of Directors. The amount of additional compensation available under Sterling’s Bonus Plan is based on threshold levels, formulae set for the individual’s job classification (with individuals having greater management responsibility having the opportunity to earn larger percentages) and on individual performance. We administer Sterling’s Bonus Plan and recommend the total amount of annual compensation to Sterling’s Board of Directors. Sterling’s Board of Directors approves the aggregate amount of incentive compensation awards to all participants and the individual awards (except that Sterling’s Chief Executive Officer, who also serves on Sterling’s Board of Directors, does not participate in decisions with respect to his own awards). In evaluating an individual’s performance, we rely on the members of Sterling’s senior management. No awards were made under Sterling’s Bonus Plan in 2003.

Stock-Based Compensation

     Sterling is permitted to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, performance awards and phantom stock awards to its senior executives and key employees under its 2002 Stock Plan. We or the full Board of Directors determine the terms and amounts of awards to be granted to individuals under the 2002 Stock Plan based upon a variety of factors, including:

•	level of responsibility and job classification;

•	job performance;

•	present and potential contributions to Sterling’s long term success; and

•	the extent that the base salary of the individual is below industry levels based on the compensation survey described above.

The primary purpose of stock-based compensation is to provide Sterling’s senior executives and key employees with incentives to concentrate on Sterling’s performance over the long term. We believe that stock-based compensation is an appropriate and effective method for aligning the interests of Sterling’s senior executives and key employees with Sterling’s long term goal of maximizing stockholder value because the employees will not receive any benefit from this compensation unless the stock price rises.

     Sterling’s 2002 Stock Plan permits us or the Board of Directors to specify the number of shares covered by awards and the vesting schedule. Generally, a three-year vesting schedule has been imposed for all awards in order to provide an incentive to create stockholder value over time, since the full benefit of the awards cannot be realized unless there is appreciation in stock value over a number of years. However, options granted under the 2002 Stock Plan become fully exercisable in the event of the optionee’s termination of employment by reason of death, disability or retirement, and may become fully exercisable in the event of a “change of control.” No option may be exercised after the tenth anniversary of the date of grant or the earlier termination of the option. All options are granted with an exercise price at or above the fair market value of a share of Sterling’s common stock on the date of grant.

     During 2003, the Board of Directors awarded non-qualified stock options to acquire an aggregate of 348,500 shares of Sterling’s common stock under the 2002 Stock Plan. There were no other awards under the 2002 Stock Plan in 2003.

Compensation to the Chief Executive Officer

     Richard K. Crump has been Sterling’s President and Chief Executive Officer since January 20, 2003 and served as Sterling’s Co-Chief Executive Officer from December of 2001 through January 20, 2003. In 2003, Mr. Crump was paid a base salary of $360,000. We used the same executive compensation practices described above to determine the compensation paid to Mr. Crump in 2003, and we believe that his 2003 base salary was at the mid-point salary paid to similar individuals in the competitive market. In 2003, Mr. Crump received non-qualified stock options to acquire 120,000 shares of Sterling’s Common Stock, at an exercise price of $31.60 per share, under the 2002 Stock Plan.

     David G. Elkins was Sterling’s President and Co-Chief Executive Officer from September 18, 2001 until January 2, 2003. Mr. Elkins was not paid any base salary for the two days he was employed during 2003. Upon Mr. Elkins’s retirement, Sterling made a one-time severance payment to Mr. Elkins of $1,587,500, and made an additional payment to Mr. Elkins of $171,030 comprised of a $103,600 payment for unused vacation time and a $67,430 “gross up” payment on that amount.

Tax Treatment

     We consider the anticipated tax treatment of our executive compensation program when setting levels and types of compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation paid to a company’s chief executive officer or any of its other four most highly compensated executive officers in excess of $1 million in any year, with certain performance-based compensation being specifically exempt from this deduction limit. In 2003, none of Sterling’s employees subject to this limit received compensation in excess of $1 million. Consequently, we believe that the requirements of Section 162(m) will not affect the tax deductions available to Sterling in connection with its executive compensation for 2003.

Incorporation by Reference

     No portion of this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference the Proxy Statement in which this report appears in its entirety, except to the extent that Sterling specifically incorporates this report or a portion of this report by reference. In addition, this report shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of such Acts.

Respectfully submitted,

The Compensation Committee
of the Board of Directors

John W. Gildea (Chairman)
Robert T. Symington

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     In December of 2002, we changed our fiscal year end from September 30 to December 31. The following table shows certain information regarding the compensation we paid to each individual who served as our Chief Executive Officer or acted in a similar capacity during 2003, and our other four most highly compensated executive officers during 2003 (collectively, our “Named Executive Officers”), for the 12-month fiscal year ended December 31, 2003, the three-month transition period ended December 31, 2002 and the 12-month fiscal years ended September 30, 2002 and September 30, 2001, respectively.

					LONG-TERM
			ANNUAL		COMPENSATION
			COMPENSATION		AWARDS
					SECURITIES
NAME AND	FISCAL				UNDERLYING	ALL OTHER
PRINCIPAL POSITION	YEAR(1)		SALARY(2)	BONUS(3)	OPTIONS (#)	COMPENSATION(4)
Richard K. Crump(5)	2003		$401,250	$0	120,000	$20,365
President and Chief	2002	T	104,375	376,875	0	1,016
Executive Officer	2002		409,365	125,625	0	18,532
	2001		316,667	318,425	0	19,403

David G. Elkins(6)	2003		0	0	0	1,665,699	(7)
President and Co-Chief	2002	T	112,875	409,500	0	105,302	(8)
Executive Officer	2002		446,542	136,500	0	39,020	(9)
	2001		372,292	438,847	0	32,378	(10)

Paul G. Vanderhoven (11)	2003		247,500	0	33,000	9,768
Senior VP – Finance and	2002	T	65,000	237,600	0	1,886
Chief Financial Officer	2002		252,667	79,200	0	7,651
	2001		204,583	112,495	0	6,694

Kenneth M. Hale(12)	2003		206,167	0	27,500	7,107
Senior VP, General	2002	T	54,250	196,560	0	1,980
Counsel and Secretary	2002		214,433	65,520	0	6,721
	2001		187,084	87,000	0	5,969

Eugene Kenyon(13)	2003		210,083	0	27,500	10,304
Senior VP - Commercial	2002	T	52,075	117,922	0	2,282
	2002		205,843	39,308	0	7,738
	2001		184,267	136,800	0	6,501

Wayne R. Parker(14)	2003		197,583	0	25,000	10,615
Senior VP – Human	2002	T	52,075	117,922	0	2,549
Resources & Admin.	2002		205,843	39,308	0	9,005
	2001		184,267	108,720	0	8,345

(1)	Fiscal Years designated “2002T” in this table and the footnotes to this table refer to the three-month transition period from October 1, 2002 through December 31, 2002.

(2)	Includes (a) amounts deferred under our 401(k) Savings and Investment Plan and (b) amounts paid under our former Supplemental Pay Plan, which has since been terminated, as follows:

	Fiscal		Supplemental
	Year		Pay Plan
Richard K. Crump	2003		$41,250
	2002	T	20,625
	2002		80,937
	2001		43,750

David G. Elkins	2003		0
	2002	T	21,875
	2002		88,375
	2001		51,042

Paul G. Vanderhoven	2003		20,000
	2002	T	10,000
	2002		41,000
	2001		23,333

Kenneth M. Hale	2003		17,500
	2002	T	8,750
	2002		35,350
	2001		20,417

Eugene Kenyon	2003		16,800
	2002	T	8,400
	2002		33,935
	2001		19,600

Wayne R. Parker	2003		16,800
	2002	T	8,400
	2002		33,935
	2001		19,600

(3)	Includes amounts paid under our Bonus Plan and Retention Bonus Plan, our former Profit Sharing Plan and other bonuses paid by us as follows:

	Fiscal			Retention	Profit	Other
	Year		Bonus Plan	Bonus Plan	Sharing Plan	Bonuses
Richard K. Crump	2003		$0	$0	$0	$0
	2002	T	0	376,875	0	0
	2002		0	126,625	0	0
	2001		305,500	0	12,925	0
David G. Elkins	2003		0	0	0	0
	2002	T	0	409,500	0	0
	2002		0	136,500	0	0
	2001		305,500	0	12,925	120,422
Paul G. Vanderhoven	2003		0	0	0	0
	2002	T	0	237,600	0	0
	2002		0	79,200	0	0
	2001		104,300	0	8,195	0
Kenneth M. Hale	2003		0	0	0	0
	2002	T	0	196,560	0	0
	2002		0	65,520	0	0
	2001		78,750	0	8,250	0

	Fiscal			Retention	Profit	Other
	Year		Bonus Plan	Bonus Plan	Sharing Plan	Bonuses
Eugene Kenyon	2003		0	0	0	0
	2002	T	0	117,922	0	0
	2002		0	39,308	0	0
	2001		128,000	0	8,800	0

Wayne R. Parker	2003		0	0	0	0
	2002	T	0	117,922	0	0
	2002		0	39,308	0	0
	2001		100,800	0	7,920	0

(4)	Includes (i) values of group life insurance provided by us in excess of $50,000, (ii) premiums for executive life insurance paid by us, (iii) matching contributions paid by us under our 401(k) Savings and Investment Plan and (iv) values of parking paid by us in excess of Internal Revenue Service limitations, as follows:

	Fiscal			Executive	401(k) Matching	Executive
	Year		Group Life	Life	Contributions	Parking
Richard K. Crump	2003		$4,354	$7,630	$7,000	$1,381
	2002	T	1,016	0	0	0
	2002		3,902	7,630	7,000	0
	2001		2,870	8,527	8,006	0

David G. Elkins	2003		0	10,769	0	0
	2002	T	1,702	0	0	0
	2002		6,103	24,472	7,000	0
	2001		3,639	18,385	8,006	0

Paul G. Vanderhoven	2003		1,427	0	7,000	1,341
	2002	T	224	0	1,662	0
	2002		855	0	6,796	0
	2001		708	0	5,986	0

Kenneth M. Hale	2003		504	0	6,603	0
	2002	T	122	0	1,858	0
	2002		463	0	6,258	0
	2001		391	0	5,578	0

Eugene Kenyon	2003		2,212	0	6,765	1,327
	2002	T	499	0	1,783	0
	2002		1,731	0	6,007	0
	2001		994	0	5,507	0

Wayne R. Parker	2003		3,172	0	6,062	1,381
	2002	T	766	0	1,783	0
	2002		2,998	0	6,007	0
	2001		2,838	0	5,507	0

(5)	Mr. Crump was promoted to our President and Chief Executive Officer on January 20, 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December 18, 2001 through January 20, 2003 and our Executive Vice President – Operations from May of 2000 through December 18, 2001. Consequently, (i) Mr. Crump’s compensation for 2003 reflects compensation paid to him in his capacity as our President and Chief Executive Officer for approximately 11-1/2 months and compensation paid to him in his capacity as our Co-Chief Executive Officer for approximately half a month, (ii) Mr. Crump’s compensation for 2002T reflects compensation paid to him in his capacity as our Co-Chief Executive Officer, (iii) Mr. Crump’s compensation for 2002 reflects compensation paid to him in his capacity as our Co-Chief Executive Officer for approximately 9-1/2 months and compensation paid to him in his capacity as our Executive Vice President — Operations for approximately 2-1/2 months and (iv) Mr. Crump’s compensation for 2001 reflects compensation paid to him in his capacity as our Executive Vice President — Operations.

(6)	Mr. Elkins retired on January 2, 2003. Prior to that time, Mr. Elkins served as our President and Co-Chief Executive Officer from September 18, 2001 through January 2, 2003, our President from January 24, 2001 through September 18, 2001 and our Executive Vice President – Administration and Law, General Counsel and Secretary from May of 2000 through January 24, 2001. Consequently, Mr. Elkins’ compensation for 2003, 2002T and 2002 reflects compensation paid to him in his capacity as our President and Co-Chief Executive Officer (including two days for 2003) and Mr. Elkins’ compensation for 2001 reflects compensation paid to him in his capacity as our President and Co-Chief Executive Officer for approximately half a month, compensation paid to him in his capacity as our President for approximately eight months and compensation paid to him in his capacity as our Executive Vice President – Administration and Law for approximately 3-1/2 months.

(7)	Includes gross up payment of $67,430 on compensation for unused vacation time paid in 2002T and a severance payment of $1,587,500 paid upon Mr. Elkins’ retirement from employment pursuant to a Severance Agreement between Mr. Elkins and us.

(8)	Includes compensation for unused vacation time of $103,600.

(9)	Includes premiums for liability insurance paid by us of $1,445.

(10)	Includes premiums for liability insurance paid by us of $2,348.

(11)	Mr. Vanderhoven was promoted to our Senior Vice President – Finance and Chief Financial Officer on January 20, 2003. Prior to that time, Mr. Vanderhoven served as our Vice President – Finance and Chief Financial Officer from March 21, 2001 through January 20, 2003 and our Vice President – Finance and Corporate Controller from October of 2000 through March 21, 2001. Consequently, (i) Mr. Vanderhoven’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President – Finance and Chief Financial Officer for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President – Finance and Chief Financial Officer for approximately half a month, (ii) Mr. Vanderhoven’s compensation for 2002T and 2002 reflects compensation paid to him in his capacity as our Vice President – Finance and Chief Financial Officer and (iii) Mr. Vanderhoven’s compensation for 2001 reflects compensation paid to him in his capacity as our Vice President – Finance and Chief Financial Officer for approximately 6-1/2 months and compensation paid to him in his capacity as our Vice President – Finance and Corporate Controller for approximately 5-1/2 months.

(12)	Mr. Hale was promoted to our Senior Vice President, General Counsel and Secretary on January 20, 2003. Prior to that time, Mr. Hale served as our Vice President, General Counsel and Assistant Secretary from October 1, 2002 through January 20, 2003, our General Counsel and Assistant Secretary from January 24, 2001 through October 1, 2002 and our Senior Counsel and Assistant Secretary from July of 2000 through January 24, 2001. Consequently, (i) Mr. Hale’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President, General Counsel and Secretary for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President, General Counsel and Assistant Secretary for approximately half a month, (ii) Mr. Hale’s compensation for 2002T reflects compensation paid to him in his capacity as our Vice President, General Counsel and Assistant Secretary, (iii) Mr. Hale’s compensation for 2002 reflects compensation paid to him in his capacity as our General Counsel and Assistant Secretary and (iv) Mr. Hale’s compensation for 2001 reflects compensation paid to him in his capacity as our General Counsel and Assistant Secretary for approximately 8-1/2 months and compensation paid to him in his capacity as our Senior Counsel and Assistant Secretary for approximately 3-1/2 months.

(13)	Mr. Kenyon was promoted to our Senior Vice President – Commercial on January 20, 2003. Prior to that time, Mr. Kenyon served as our Vice President – Supply Chain Management. Consequently, Mr. Kenyon’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President – Commercial for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President – Supply Chain Management for approximately half a month, and Mr. Kenyon’s compensation for 2002T, 2002 and 2001 reflects compensation paid to him in his capacity as our Vice President – Supply Chain Management.

(14)	Mr. Parker was promoted to our Senior Vice President – Human Resources & Administration on January 20, 2003. Prior to that time, Mr. Parker served as our Vice President – Human Resources & Administration. Consequently, Mr. Parker’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President – Human Resources & Administration for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President – Human Resources & Administration for approximately half a month, and Mr. Parker’s compensation for 2002T, 2002 and 2001 reflects compensation paid to him in his capacity as our Vice President – Human Resources & Administration.

Equity Compensation Plan Information

     The following table provides information regarding securities authorized for issuance under our 2002 Stock Plan as of December 31, 2003:

Equity Compensation Plan Information

Number of securities remaining
	Number of securities to		available for future issuance under
	be issued upon exercise	Weighted-average exercise	equity compensation plans
	of outstanding options,	price of outstanding	(excluding securities
Plan Category	warrants and rights	options, warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	348,500	$31.60	31,247

Equity compensation plans not approved by security holders	—	—	—

Total	348,500	$31.60	31,247

(1)	Our 2002 Stock Plan was authorized and established under our confirmed Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code (the “Plan of Reorganization”), which became effective on December 19, 2002. The Plan of Reorganization provides that, without any further act or authorization, confirmation of the Plan of Reorganization and entry of the confirmation order is deemed to satisfy all applicable federal and state law requirements and all listing standards of any securities exchange for approval by the board of directors or the stockholders of the 2002 Stock Plan. No additional stockholder approval of the 2002 Stock Plan has been obtained.

Option Grants in Last Fiscal Year

     Awards under our 2002 Stock Plan are made at the discretion of our Compensation Committee and our Board in accordance with the provisions of our 2002 Stock Plan and our Compensation Committee’s compensation policies, which are discussed in the Compensation Committee Report on Executive Compensation appearing in this Proxy Statement. The following table sets forth certain information with respect to stock options granted under our 2002 Stock Plan during 2003 to our Named Executive Officers. All options reported below were granted on February 11, 2003, vest in three equal annual installments beginning one year after the date of grant and have an exercise price of $31.60, which was the fair market value of one share of our Common Stock at the time of grant.

	Individual Grants
		Percent of
	Number of	Total Options
	Securities	Granted to	Exercise
	Underlying	Employees in	Price	Expiration	Grant Date
Name	Options Granted	Fiscal Year	Per Share	Date	Present Value(1)
Richard K. Crump (2)	120,000	34.4%	$31.60	2/11/2013	$2,229,600

David G. Elkins	—	—	—	—	—

Paul G. Vanderhoven	33,000	9.5%	$31.60	2/11/2013	$613,140

Kenneth M. Hale	27,500	7.9%	$31.60	2/11/2013	$510,950

Eugene Kenyon	27,500	7.9%	$31.60	2/11/2013	$510,950

Wayne R. Parker	25,000	7.2%	$31.60	2/11/2013	$464,500

(1)	Grant Date Present Values were determined using the Black-Scholes option pricing methodology at the time of grant. No adjustments were made for non-transferability of the options. In making these calculations, we assumed (a) Common Stock price volatility of 42%, (b) risk free rate of return of 3.85% and (c) an annualized dividend yield of $0.00. We used a ten-year assumption for valuing option grants for our Named Executive Officers in order to present the highest estimate of what the grants could be worth for our Named Executive Officers. The ultimate value of the options, if any, will depend on the future value of our Common Stock and the grantee’s investment decisions, neither of which can be accurately predicted.

(2)	Mr. Crump is the only current nominee for election as a director who has received awards under our 2002 Stock Plan.

Aggregated Fiscal Year-End Option Values

     The following table provides information on the value of unexercised stock options, as of December 31, 2003, held by each of our Named Executive Officers. There were no exercises of options or stock appreciation rights during fiscal 2003 by any of our Named Executive Officers, and none of our Named Executive Officers held any stock appreciation rights at December 31, 2003.

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-The-Money Options
	at December 31, 2003		at December 31, 2003(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard K. Crump	0	120,000	0	0
David G. Elkins	0	0	0	0
Paul G. Vanderhoven	0	33,000	0	0
Kenneth M. Hale	0	27,500	0	0
Eugene Kenyon	0	27,500	0	0
Wayne R. Parker	0	25,000	0	0

(1) The “value” of unexercised options is based on the amount, if any, by which the market price of a share of our Common Stock on the relevant date exceeds the exercise price of the option. The actual gain, if any, that one of our Named Executive Officers realizes from the exercise of options will depend on the market price of a share of our Common Stock at the time of exercise. An “In-The-Money” option is an option for which the exercise price is lower than the market price of a share of our Common Stock on the relevant date. None of our Named Executive Officers held options with an exercise price below the market price of a share of our Common Stock as of December 31, 2003.

Pension Plans

Salaried Employees’ Pension Plan	Most of our salaried employees, including each of our Named Executive Officers, participate in our defined benefit Salaried Employees’ Pension Plan. We determine the pension costs under this Plan each year on an actuarial basis and make all necessary contributions. The pension benefits payable under this Plan are determined by multiplying the employee’s “vested percentage” by the sum of (i) the number of years the employee is given credit as having worked for us times 1.2% of his or her “Average Earnings” plus (ii) the number of years the employee is given credit as having worked for us (not to exceed 35) times 45% of the amount which his or her “Average Earnings” exceeds the average (without indexing) of his or her Social Security taxable wage bases during the 35-year period ending on December 31 of the year in which he or she attains Social Security retirement age. Generally, an employee’s “Average Earnings” will be either the average compensation received by the employee during the three years in which the employee was paid the most in his or her final five years of employment or the average compensation received by the employee during the last 36 months of his or her employment, whichever is larger, excluding amounts received under our Profit Sharing and Bonus Plans. However, due to certain limitations imposed under the Internal Revenue Code, benefits payable to an employee under this Plan are currently effectively limited in amount to those benefits that would be payable to an employee having Average Earnings of $205,000.

Pension Benefit Equalization Plan	Each of our salaried employees who is eligible to participate in our Pension Plan is also eligible to participate in our Pension Benefit Equalization Plan. Our Equalization Plan pays additional benefits to employees whose benefits under our Pension Plan are limited as a result of specified limitations under the Internal Revenue Code. The amount of benefits payable under our Equalization Plan is designed to eliminate the effect of these limitations on the aggregate pension benefits payable to the participants, but not provide any additional benefits beyond that amount. These benefits are generally payable at the times we pay benefits under our Pension Plan. We have paid benefits under our Equalization Plan to former employees.

Supplemental Employee Retirement Plan	Each of our employees who is a part of management or is considered “highly compensated” and subject to limitations on the amount of Pension Plan benefits he or she may receive under the Internal Revenue Code is also eligible to participate in our Supplemental Employee Retirement Plan. Our Supplemental Plan pays additional benefits to employees whose benefits under our Pension Plan are limited as a result of such employee’s Average Earnings exceeding $205,000 or due to the removal of certain Social Security integration benefits from the Pension Plan. The amount of benefits payable under our Supplemental Plan is designed to eliminate the effect of these limitations on the aggregate pension benefits payable to the participants, but not provide any additional benefits beyond that amount. These benefits are generally payable at the same time as when we pay benefits under our Pension Plan. We have paid benefits under our Supplemental Plan to former employees.

Pension Plans Table

     The following table sets forth the aggregate amount of annual normal retirement benefits that would be payable under our Pension Plan, Equalization Plan and Supplemental Plan if an employee retired during calendar 2004 at the age of 65 with the years of service shown (assuming the continued existence of our Pension Plan, Equalization Plan and Supplemental Plan without substantial change and payment in the form of a single life annuity).

	Years of Service
Average
Earnings	15	20	25	30	35
$ 125,000	$27,813	$37,084	$46,356	$55,627	$64,898
150,000	34,001	45,334	56,668	68,002	79,335
175,000	40,188	53,584	66,981	80,377	93,773
200,000	46,376	61,834	77,293	92,752	108,210
225,000	52,563	70,084	87,606	105,127	122,648
250,000	58,751	78,334	97,918	117,502	137,085
300,000	71,126	94,834	118,543	142,252	165,960
400,000	95,876	127,834	159,793	191,752	223,710
450,000	108,251	144,334	180,418	216,502	252,585
500,000	120,626	160,834	201,043	241,252	281,460

For our Named Executive Officers, the compensation covered by these Plans is solely that annual compensation reported under the salary column in the Summary Compensation Table appearing in this Proxy Statement (excluding any payments under our former Supplemental Pay Plan and excluding any bonuses reported in the annual compensation columns of the Summary Compensation Table).

     As of December 31, 2003, the credited years of service under these Plans of each Named Executive Officer were:

Richard K. Crump	17	years
David G. Elkins	5	years
Paul G. Vanderhoven	27	years
Kenneth M. Hale	6	years
Eugene Kenyon	5	years
Wayne R. Parker	13	years

Assuming retirement at age 65 (or after five years of service, if later) and the continuation of their current levels of base salary until retirement, the total annual retirement benefits payable to each Named Executive Officer under the Equalization and Supplemental Plans would be:

			Net Payment
	Gross Payment	Reduction for Payments	Under Equalization
	Under All Plans	Under Pension Plan	and Supplemental Plans
Richard K. Crump	$142,633	$77,103	$65,530
David G. Elkins(1)	19,891	10,259	9,632
Paul G. Vanderhoven	133,936	118,067	15,869
Kenneth M. Hale	81,194	81,194	0
Eugene Kenyon	41,525	41,525	0
Wayne R. Parker	41,211	41,211	0

(1)	Mr. Elkins retired effective as of January 2, 2003. The figures included in the table above reflect the actual amounts to be paid to Mr. Elkins under the relevant Plans (excluding supplemental pension benefits payable to Mr. Elkins under his Employment Agreement of $29,830 per year for the rest of Mr. Elkins’ life).

All of the benefits appearing in the pension plan table are computed on a single-life annuity basis and are not subject to any deduction for Social Security or other similar offset amounts. However, our Supplemental Plan does contain an alternative formula for determining benefits which includes a Social Security offset. We have never used this alternative formula to determine the amount of any benefits paid under our Supplemental Plan.

Employment Agreements

     On November 12, 1997, we entered into an Employment Agreement with Mr. Elkins under which we engaged Mr. Elkins to serve as our General Counsel and Corporate Secretary and one of our Vice Presidents. Mr. Elkins’ Employment Agreement was amended as of the date of his promotion to President to, among other things, reflect his change in position. Under his Employment Agreement, Mr. Elkins was paid a base salary and participated in our bonus and incentive plans. In addition, when Mr. Elkins signed his Employment Agreement, Mr. Elkins was granted 5,000 shares of the common stock of Sterling Chemicals Holdings, Inc. and options to purchase 60,000 shares of such common stock for $12 per share (which was subsequently reduced to $6 per share). Upon Mr. Elkins’ promotion to President, Mr. Elkins was granted options to purchase an additional 250,000 shares of the common stock of Sterling Chemicals Holdings, Inc. for $1 per share and options to purchase 250,000 shares of such common stock for $0.50 per share. Sterling Chemicals Holdings, Inc. merged with and into us in December of 2002 and, in connection with that merger and our emergence from bankruptcy, all of these shares of stock and options were cancelled for no consideration. Mr. Elkins was also granted the right to purchase up to 80,000 shares of the common stock of Sterling Chemicals Holdings, Inc. but that right expired on April 30, 1998 without having been exercised.

     Mr. Elkins retired on January 2, 2003 and, pursuant to his Employment Agreement, Mr. Elkins is entitled to continuing coverage under all of our life, healthcare, medical and dental insurance plans and programs (excluding disability) until January 2, 2006, so long as Mr. Elkins pays any required employee premiums under these plans or programs or COBRA. However, we are entitled to discontinue these payments and coverages at any time if Mr. Elkins obtains other employment where he is provided with substantially similar benefits. In addition, Mr. Elkins participates in, and receives benefits under, most of our employee benefit plans as if his employment with us commenced on January 1, 1993 or, in the case of our post-retirement healthcare plan, January 1, 1988. Finally, Mr. Elkins receives pension benefits pursuant to his Employment Agreement which are supplemental to the pension benefits payable to Mr. Elkins under our Pension Plan, Equalization Plan and Supplemental Plan in an amount equal to $29,830 per year.

Severance Agreement

     On January 2, 2003, we entered into a Severance Agreement with Mr. Elkins in connection with his retirement as our President and Co-Chief Executive Officer. Under the Severance Agreement, we paid Mr. Elkins a lump sum severance payment of $1,587,500, and made an additional payment to Mr. Elkins of $171,030 comprised of a $103,600 payment for unused vacation time and a $67,430 “gross up” payment on that amount. The Severance Agreement also contains customary releases by us and Mr. Elkins. A copy of the Severance Agreement with Mr. Elkins is an Exhibit to our Form 10-K.

2002 Stock Plan

     Under our 2002 Stock Plan, officers, key employees and consultants, as designated by our Board of Directors or Compensation Committee, may be issued stock options, stock awards, stock appreciation rights or stock units. Our 2002 Stock Plan is administered by our Board of Directors, in consultation with our Compensation Committee, and may be amended or modified from time to time by our Board of Directors in accordance with its terms. Our Board of Directors or Compensation Committee determines the exercise price of stock options, any applicable vesting provisions and other terms and provisions of each grant in accordance with the 2002 Stock Plan. Options granted under the 2002 Stock Plan become fully exercisable in the event of the optionee’s termination of employment by reason of death, disability or retirement, and may become fully exercisable in the event of a “change of control.” No option may be exercised after the tenth anniversary of the date of grant or the earlier termination of the option. We have reserved 379,747 shares of our Common Stock for issuance under the 2002 Stock Plan (subject to adjustment). On February 11, 2003, we granted certain of our officers and key employees options to purchase 348,500 shares of our Common Stock under the 2002 Stock Plan at an exercise price of $31.60 per share. We did not make any other awards under the 2002 Stock Plan in 2003.

Key Employee Protection Plan

     On January 26, 2000, our Board approved the initial form of our Key Employee Protection Plan, which has subsequently been amended several times (our “Key Employee Protection Plan”). A copy of the current form of our Key Employee Protection Plan is an Exhibit to our Form 10-K. Our Compensation Committee has designated a select group of management or highly compensated employees as participants under our Key Employee Protection Plan, and has established their respective applicable multipliers and other variables for determining benefits. Our Compensation Committee is also authorized to designate additional management or highly compensated employees as participants under our Key Employee Protection Plan and set their applicable multipliers. Our Compensation Committee may also terminate any participant’s participation under this Plan on 60 days’ notice if it determines that the participant is no longer one of our key employees.

     Under our Key Employee Protection Plan, any participant under the Plan that terminates his or her employment for “Good Reason” or is terminated by us for any reason other than “Misconduct” or “Disability” within his or her “Protection Period” is entitled to benefits under the Plan. A participant’s Protection Period commences 180 days prior to the date on which a specified change of control occurs and ends either two years or 18 months after the date of that change of control, depending on the size of the participant’s applicable multiplier. A participant may also be entitled to receive payments under the Plan in the absence of a change of control if he or she terminates his or her employment for “Good Reason” or is terminated by us for any reason other than “Misconduct” or “Disability”, but in these circumstances his or her applicable multiplier is reduced by 50%. If a participant becomes entitled to benefits under our Key Employee Protection Plan, we are required to provide the participant with a lump sum cash payment that is determined by multiplying the participant’s applicable multiplier by the sum of the participant’s highest annual base compensation during the last three years plus the participant’s targeted bonus for the year of termination, and then deducting the sum of any other separation, severance or termination payments made by us to the participant under any other plan or agreement or pursuant to law. However, if benefits are paid under our Key Employee Protection Plan to one of our most highly compensated employees in connection with a change of control, 50% of the lump sum payment paid to such employee is conditioned upon compliance with the non-competition provisions of our Key Employee Protection Plan.

     In addition to the lump sum payment, the participant is entitled to receive any accrued but unpaid compensation, compensation for unused vacation time and any unpaid vested benefits earned or accrued under any of our benefit plans (other than qualified plans). Also, for a period of 24 months (including 18 months of COBRA coverage), the participant will continue to be covered by all of our life, health care, medical and dental insurance plans and programs (other than disability), as long as the participant makes a timely COBRA election and pays the regular employee premiums required under our plans and programs and by COBRA. In addition, our obligation to continue to provide coverage under our plans and programs to any participant ends if and when the participant becomes employed on a full-time basis by a third party which provides the participant with substantially similar benefits.

     If any payment or distribution under our Key Employee Protection Plan to any participant is subject to excise tax pursuant to Section 4999 of the Internal Revenue Code, the participant is entitled to receive a gross-up payment from us in an amount such that, after payment by the participant of all taxes on the gross-up payment, the amount of the gross-up payment remaining is equal to the excise tax imposed under Section 4999 of the Internal Revenue Code. However, the maximum amount of any gross-up payment is 25% of the sum of the participant’s highest annual base compensation during the last three years plus the participant’s targeted bonus for the year of payment.

     We may terminate our Key Employee Protection Plan at any time and for any reason but any termination does not become effective as to any participant until 90 days after we give the participant notice of the termination of the Plan. In addition, we may amend our Key Employee Protection Plan at any time and for any reason, but any amendment that reduces, alters, suspends, impairs or prejudices the rights or benefits of any participant in any material respect does not become effective as to that participant until 90 days after we give him or her notice of the amendment of the Plan. No termination of our Key Employee Protection Plan, or any of these types of amendments to the Plan, can be effective with respect to any participant if the termination or amendment is related to, in anticipation of or during the pendency of a change of control, is for the purpose of encouraging or facilitating a change of control or is made within 180 days prior to any change of control. Finally, no termination or amendment of our Key Employee Protection Plan can affect the rights or benefits of any participant that are accrued under the Plan at the time of termination or amendment or that accrue thereafter on account of a change of control that occurred prior to the termination or amendment or within 180 days after such termination or amendment.

Supplemental Pay Plan

     On March 8, 2001, we implemented our Supplemental Pay Plan. Prior to March 8, 2001, we had historically paid our senior level employees below-market salaries with the opportunity to earn above-market compensation through stock based incentives and significant bonuses in years when we achieved targeted levels of EBITDA. Due to our financial difficulties during 2001, the opportunity to earn additional compensation through these programs was significantly reduced, if not entirely eliminated. As a result, we established our Supplemental Pay Plan to address the concern that the overall compensation provided to our senior level employees would always be below-market and, consequently, not adequate to retain these employees or attract new highly-qualified employees. A select group of management or highly compensated employees was designated as participants under the plan and their respective benefits were established. Each payment under the plan was a specified percentage of the participant’s annual base salary for fiscal 2001 and payments were paid on or before the tenth day after the last day of each calendar quarter. The participant was required to be employed by us on the relevant payment date in order to be eligible to receive that payment under the plan. We terminated our Supplemental Pay Plan as of June 30, 2003, and made the last payments under that plan on that date.

PERFORMANCE GRAPH

     The following Performance Graph compares our cumulative total stockholder return on shares of our Common Stock for a one-year period with the cumulative total return of the Standard & Poor’s 500 Stock Index (the “S & P 500 Index”) and the Standard & Poor’s Diversified Chemicals Index (the “S & P Chemicals Index”). The graph assumes the investment of $100 on December 31, 2002 in shares of our Common Stock, the S & P 500 Index and the S & P Chemicals Index and the reinvestment of dividends.

COMPARISON OF 1 YEAR CUMULATIVE TOTAL RETURN*
AMONG STERLING CHEMICALS, INC., THE S & P 500 INDEX
AND THE S & P CHEMICALS INDEX

DOLLARS
140
120
100
80
60
40
20
0
1/03
12/03
STERLING CHEMICALS INC.
S & P 500
S & P DIVERSIFIED CHEMICALS

* $100 invested on 1/3/03 in stock or on 12/31/92 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002 Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

We cannot give you any assurance as to future trends in the cumulative total return on shares of our Common Stock or of the indices used above, and we do not make or endorse any predictions as to future stock performance. No portion of the foregoing information contained under the heading “Performance Graph” shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference this Proxy Statement in its entirety, except to the extent that we specifically incorporate such information or a portion of it by reference. In addition, such information shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of these Acts.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Preferred Stock and Common Stock as of March 7, 2004 by (i) each of our directors and each person nominated to become one of our directors, (ii) each of our Named Executive Officers, (iii) each person known by us to be the beneficial owner of more than 5% of our outstanding Preferred Stock or Common Stock and (iv) all of our directors and executive officers as a group. Each share of our Preferred Stock is currently convertible into 1,000 shares of our Common Stock at the election of the holder. Unless otherwise noted, the mailing address of each such beneficial owner is 333 Clay Street, Suite 3600, Houston, Texas 77002-4312, and we believe, based on information provided by the beneficial owners listed below, that the named beneficial owner has sole voting power and sole investment power with respect to the shares shown below, except to the extent that power is shared with such person’s spouse pursuant to applicable law.

	Shares of	Percentage	Shares of	Percentage	Percentage
	Preferred	of	Common	of	of
	Stock	Outstanding	Stock	Outstanding	Outstanding
	Beneficially	Preferred	Beneficially	Common	Voting
Name	Owned	Stock	Owned	Stock	Power(1)
James B. Rubin(2)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Richard K. Crump(3)	0	0%	40,000	*	*
David G. Elkins	0	0%	0	0%	0%
John W. Gildea	0	0%	0	0%	0%
Byron J. Haney(4)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Marc S. Kirschner(5)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Thomas P. Krasner	0	0%	0	0%	0%
Robert T. Symington(6)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Keith R. Whittaker(7)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Dr. Peter Ting Kai Wu	0	0%	0	0%	0%
Paul G. Vanderhoven(8)	0	0%	11,000	*	*
Kenneth M. Hale(9)	0	0%	9,167	*	*
Eugene Kenyon(10)	0	0%	9,180	*	*
Wayne R. Parker(11)	0	0%	8,334	*	*
Resurgence Asset Management, L.L.C.(12)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Resurgence Asset Management International, L.L.C.(12)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Re/Enterprise Asset Management, L.L.C.(12)	2,510.394	98.1%	2,026,485	63.4%	78.9%
Northeast Investors Trust(13)	0	0%	245,739	8.7%	4.6%
Directors and current executive officers as a group (16 persons)(2) through (12)	2,510.394	98.1%	2,119,987	64.5%	79.2%

*	Less than 1%

(1)	Represents the percentage of the combined voting power of our outstanding Preferred Stock and our outstanding Common Stock, assuming the conversion of each share of our Preferred Stock into 1,000 shares of our Common Stock.

(2)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004) that are beneficially owned by funds and accounts managed by Resurgence Asset Management, L.L.C. (“Resurgence”) and its affiliates (see Note 12). Mr. Rubin, as Co-Chairman and Chief Investment Officer of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Rubin disclaims beneficial ownership of all such shares.

(3)	Includes 40,000 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 7, 2004.

(4)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 12). Mr. Haney, as a Managing Director of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Haney disclaims beneficial ownership of all such shares.

(5)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 12). Mr. Kirschner, as a Managing Director and General Counsel of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Kirschner disclaims beneficial ownership of all such shares.

(6)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 12). Mr. Symington, as a Managing Director of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Symington disclaims beneficial ownership of all such shares.

(7)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 12). Mr. Whittaker, as a Vice President of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Whittaker disclaims beneficial ownership of all such shares.

(8)	Includes 11,000 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 7, 2004.

(9)	Includes 9,167 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 7, 2004.

(10)	Includes 9,167 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 7, 2004.

(11)	Includes 8,334 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 7, 2004.

(12)	Includes (a) 1,353.138 shares of our Preferred Stock, 938,369 shares of our Common Stock and an additional 215,749 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004 that are beneficially owned by Resurgence, (b) 366.166 shares of our Preferred Stock, 226,941 shares of our Common Stock and an additional 48,732 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004 that are beneficially owned by Resurgence Asset Management International, L.L.C. (“RAMI”), and (c) 791.090 shares of our Preferred Stock, 491,412 shares of our Common Stock and an additional 105,282 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004 that are beneficially owned by Re/Enterprise Asset Management, L.L.C. (“REAM”). Resurgence, RAMI and REAM are affiliated investment advisors. Mr. James B. Rubin serves as Chief Investment Officer and is responsible for the day-to-day investment activities of Resurgence, RAMI and REAM. Each share of our Preferred Stock is currently convertible into 1,000 shares of our Common Stock at the election of the holder.

Resurgence exercises voting and dispositive power over our securities (i) in its capacity as the general partner and sole investment advisor of M.D. Sass Corporate Resurgence Partners, L.P. (“Resurgence I”) and (ii) investment advisor to M.D. Sass Corporate Resurgence Partners II, L.P. (“Resurgence II”), M.D. Sass Corporate Resurgence Partners III, L.P. (“Resurgence III”), the Resurgence Asset Management, L.L.C. Employment Retirement Plan (the “Plan”) and a separately managed account for a private corporation (the “Account”). Accordingly, Resurgence may be deemed to share voting and dispositive power with respect to our securities held of record by Resurgence I, Resurgence II, Resurgence III, the Plan and the Account, respectively.

RAMI exercises voting and dispositive power over our securities solely in RAMI’s capacity as sole special shareholder of and sole investment advisor to M.D. Sass Corporate Resurgence International, Ltd. (“Resurgence International”). Accordingly, RAMI may be deemed to share voting and dispositive power with respect to our securities held of record by Resurgence International.

REAM exercises voting and dispositive power over our securities (A) as the sole investment advisor to two employee pension plans and (B) as general partner and sole investment advisor of M.D. Sass Re/Enterprise Portfolio Company, L.P. (“Re/Enterprise”) and M.D. Sass Re/Enterprise II, L.P. (“Re/Enterprise II”). Accordingly, REAM may be deemed to share voting and dispositive power with respect to our securities held of record by each of the pension plans and Re/Enterprise and Re/Enterprise II.

In addition, funds which have invested side-by-side with funds managed by Resurgence and RAMI beneficially own in the aggregate 48.432 shares of our Preferred Stock, 29,957 shares of our Common Stock and an additional 6,446 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 7, 2004.

The mailing address of each of Resurgence, RAMI and REAM is 10 New King Street, White Plains, New York 10604. The foregoing information is based on the Schedule 13D filed by Resurgence, RAMI and REAM with the Securities and Exchange Commission on December 19, 2002, as amended by the Schedule 13D/A filed by Resurgence, RAMI and REAM with the Securities and Exchange Commission on February 13, 2004.

(13)	The mailing address of Northeast Investors Trust is 50 Congress Street, Boston, Massachusetts 02109-4096. This information is based on the Schedule 13G filed by Northeast Investors Trust with the Securities and Exchange Commission on February 13, 2003.

CERTAIN TRANSACTIONS

     Resurgence has beneficial ownership of a substantial majority of the voting power of our securities due to its investment and disposition authority over securities owned by its and its affiliates’ managed funds and accounts. Currently, Resurgence has beneficial ownership of over 98% of our Preferred Stock and over 63% of our Common Stock, representing ownership of almost 79% of the total voting power of our equity. Each share of our Preferred Stock is convertible at the option of the holder thereof at any time into 1,000 shares of our Common Stock, subject to adjustments. The holders of our Preferred Stock are entitled to designate a number of our directors roughly proportionate to their overall equity ownership, but in any event not less than a majority of our directors as long as they hold in the aggregate at least 35% of the total voting power of our equity. As a result, Resurgence has the ability to control our management, policies and financing decisions, elect a majority of our Board and control the vote on all matters presented to a vote of our stockholders. In addition, our shares of Preferred Stock, almost all of which are beneficially owned by Resurgence, carry a cumulative dividend rate of 4% per quarter, payable in additional shares of Preferred Stock. Each dividend paid in additional shares of our Preferred Stock has a dilutive effect on our shares of Common Stock and increases the percentage of the total voting power of our equity beneficially owned by Resurgence. Since the initial issuance of our Preferred Stock, we have issued an additional 383.826 shares of our Preferred Stock (convertible into 383,826 shares of our common stock) in dividends, which represents in excess of 7% of the current total voting power of our equity securities. Five of our directors, Messrs. Rubin, Haney, Kirschner, Symington and Whittaker, are employed by Resurgence. Pursuant to established policies of Resurgence, all director compensation earned by Messrs Rubin, Haney, Kirschner, Symington and Whittaker is paid to Resurgence. During 2003, we paid Resurgence an aggregate amount equal to $185,500 for director compensation earned by Messrs. Rubin, Haney, Kirschner, Symington and Whittaker and also reimbursed Resurgence for expenses incurred by these individuals related to their service as directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and anyone who beneficially owns more than 10% of our Common Stock to file various reports with the Securities and Exchange Commission regarding their ownership of, and transactions in, our equity securities, and to furnish us with copies of those reports. Based solely on our review of copies of these reports furnished to us and written representations from our officers and directors, we believe that none of our officers, directors or 10% stockholders failed to file any reports under Section 16(a) on a timely basis during 2003.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

     In order for a stockholder proposal to be included in our proxy statement for our annual meeting to be held in 2005, the proposal must be submitted before November 19, 2004 to the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Corporate Secretary. In order for a stockholder proposal that is not included in that proxy statement to be brought before our annual meeting to be held in 2005, the proposal must be submitted on or after November 17, 2004 but no later than January 16, 2005 to the same address. If a proposal is received after that date, proxies for our 2005 annual meeting of stockholders may confer discretionary authority to vote on that matter without discussion of the matter in the proxy statement for our 2005 annual meeting of stockholders.

* * *

     Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required for mailing in the United States.

By Order of the Board of Directors

Kenneth M. Hale
Corporate Secretary

Houston, Texas
March 19, 2004

APPENDIX A

Amended and Restated Audit Committee Charter

PRELIMINARY STATEMENTS

     WHEREAS, the Board of Directors (the “Board”) of Sterling Chemicals, Inc. (the “Corporation”) has heretofore established and designated a standing committee of the Board known as the Audit and Compliance Committee (the "Committee”);

     WHEREAS, the Board has heretofore delegated oversight responsibility to the Committee for the accounting and financial reporting, control and audit functions of the Board and for compliance and monitoring programs, corporate information and reporting systems and similar matters;

     WHEREAS, the Board desires to transfer certain of the oversight responsibility for compliance and monitoring programs, corporate information and reporting systems and similar matters from the Committee to its Corporate Governance Committee and to rename the Committee the “Audit Committee”;

     WHEREAS, the Board has heretofore adopted an Audit and Compliance Committee Charter governing the composition, duties and responsibilities of the Committee; and

     WHEREAS, the Board desires to amend the Audit and Compliance Committee Charter and to restate the Audit and Compliance Committee Charter in its entirety;

     Now, Therefore, It Is Hereby Resolved that this Amended and Restated Audit Committee Charter (this “Charter”) be, and it hereby is, adopted and approved as the Charter of the Committee.

ARTICLE I

Name and Purposes of the Committee

     Section 1.01. Name of Committee. From and after the adoption of this Charter, the Committee shall be known as the “Audit Committee”.

     Section 1.02. Audit Matters. In connection with the Committee’s responsibilities related to audit matters, the Committee shall act on behalf of the Board and (a) oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation, (b) monitor the qualifications, independence and performance of the Corporation’s internal (if any) and independent auditors, (c) be directly responsible for the appointment, compensation and oversight of the Corporation’s independent auditors, (d) be responsible for resolving disagreements between management and the Corporation’s independent auditors regarding financial reporting matters and (e) prepare any reports required to be included in the Corporation’s annual proxy statement under the rules of the Securities and Exchange Commission (“SEC”).

     Section 1.03. Compliance Matters. The Committee shall act on behalf of the Board and oversee all aspects of the Corporation’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the “Financial Code of Ethics”).

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ARTICLE II

Composition of the Committee

     Section 2.01. Number. The Committee shall consist of a number of directors (not less than three) as the Board shall determine from time to time.

     Section 2.02. Term; Removal; Vacancies. Each member of the Committee, including it chairman and any alternate members, shall be appointed by the Board, shall serve at the pleasure of the Board and may be removed at any time by the Board (with or without cause). The term of each member of the Committee shall otherwise be determined in accordance with the Bylaws of the Corporation. The Board shall have the power at any time to fill vacancies in the Committee, to change the membership of the Committee or to dissolve the Committee.

     Section 2.03. Member Requirements. Each Committee member shall satisfy the following requirements, together with any additional requirements required after the date of this Charter under applicable law or the rules of any stock exchange or quotation system on which the securities of the Corporation are listed or quoted, both at the time of the director’s appointment and throughout his or her term as a member of the Committee:

   (a) Each member of the Committee shall be independent of management and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of the independent judgment of such member of the Committee.

   (b) Each member of the Committee shall (i) have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flow, and (ii) have the ability to understand key financial risks and related controls and control processes.

   (c) Each member of the Committee shall have, in the opinion of the Board and in the opinion of each member, sufficient time available to devote reasonable attention to the responsibilities of the Committee.

ARTICLE III

Meetings of the Committee

     Section 3.01. Frequency. The Committee shall meet at least once during each fiscal quarter of the Corporation. Additional meetings of the Committee may be scheduled as considered necessary by the Committee, its chairman or at the request of the Chief Executive Officer or Chief Financial Officer of the Corporation.

     Section 3.02. Calling Meetings. Meetings of the Committee may be called at any time by the Board or by any member of the Committee. The chairman of the Committee shall call a meeting of the Committee at the request of the Chief Executive Officer or Chief Financial Officer. In addition, any internal or external auditor, accountant or attorney may, at any time, request a meeting with the Committee or the chairman of the Committee, with or without management attendance.

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     Section 3.03. Agendas. The chairman of the Committee shall be responsible for preparing an agenda for each meeting of the Committee. The chairman will seek the participation of management and key advisors in the preparation of agendas.

     Section 3.04. Attendees. The Committee may request members of management, internal auditors (if any), external auditors, accountants, attorneys and such other experts as it may deem advisable to attend any meeting of the Committee. At least once each year, the Committee shall meet in a private session at which only members of the Committee are present. In any case, the Committee shall meet in executive session separately with internal auditors (if any), external auditors and the Corporation’s external securities counsel (if any) at least annually.

     Section 3.05. Quorum; Required Vote. At all meetings of the Committee, a majority of the members of the Committee shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Committee, the members of the Committee present thereat may adjourn the meeting from time to time (without notice other than announcement at the meeting) until a quorum shall be present. A meeting of the Committee at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of any member; provided, however, that no action of the remaining members of the Committee shall constitute the act of the Committee unless the action is approved by at least a majority of the required quorum for the meeting or such greater number of members of the Committee as shall be required by applicable law or the Certificate of Incorporation or Bylaws of the Corporation. The act of a majority of the members of the Committee present at any meeting of the Committee at which there is a quorum shall be the act of the Committee unless by express provision of law or the Certificate of Incorporation or Bylaws of the Corporation a different vote is required, in which case such express provision shall govern and control.

     Section 3.06. Rules of Procedure and Minutes. The Committee may adopt and establish its own rules of procedure; provided, however, that such rules of procedure are not inconsistent with the Certificate of Incorporation or Bylaws of the Corporation or with any specific direction as to the conduct of its affairs as shall have been given by the Board. The Committee shall keep regular minutes of its proceedings and report the same to the Board when requested.

ARTICLE IV

Reporting to the Board

     The Committee, through its chairman, shall periodically report to the Board on the activities of the Committee. These reports shall occur at least twice during each fiscal year of the Corporation.

ARTICLE V

Delegation of Authority for Audit Matters

     Section 5.01. Authority to Engage Advisors. The Committee shall have the power and authority, without approval of the Board, to engage independent counsel and other advisers as it determines necessary to carry out its duties.

     Section 5.02. Audit and Non-Audit Services. The Committee shall have the responsibility, and the power and authority, without approval of the Board, to approve all audit services (which may include providing comfort letters in connection with securities underwritings) and all non-audit services

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that are otherwise permitted by law (including tax services, if any) that are to be provided to the Corporation by any independent auditors. The Committee may delegate to one or more of its members the authority to preapprove audit and non-audit services that are otherwise permitted by law; provided, however, that any such preapproval is submitted to the full Committee for ratification at the next scheduled meeting of the Committee.

     Section 5.03. Engagement Fees; Funding. The Committee shall have the power and sole authority, without approval of the Board, (a) to approve the scope of engagement of any independent auditors to be employed by the Corporation (such approval constituting approval of each audit service within such scope of engagement) and to approve all audit engagement fees and terms, and (b) to determine appropriate funding for the payment of compensation to (i) any independent auditors employed by the Corporation for the purpose of rendering or issuing an audit report and (ii) any independent counsel or other advisers engaged by the Committee.

ARTICLE VI

Responsibilities For Audit Matters

     Section 6.01. Relationship with External Auditors; Auditor Independence; Financial Reporting and Controls. (a) The Committee shall be directly responsible for the appointment, termination, compensation and oversight of the work of any independent auditors employed by the Corporation (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and all independent auditors shall report directly to the Committee.

     (b) In executing its authority with respect to independent auditors and its oversight role with respect to financial reporting and related matters, the Committee shall:

•	review and assess the nature and effect of any non-audit services provided by external auditors;

•	review and assess the compensation of external auditors and the scope and proposed terms of their engagement, including the range of audit and non-audit fees;

•	review annually the performance (effectiveness, objectivity and independence) of the Corporation’s internal (if any) and external auditors;

•	ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board; and

•	discuss with external auditors any relationships or services that may affect their objectivity or independence.

If the Committee is not satisfied with any external auditor’s assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of such external auditor.

     (c) The Committee shall be charged with the responsibility of reviewing the adequacy of the Corporation’s financial statements and financial reporting systems. In this regard, the Committee shall:

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•	prior to the filing of each Form 10-K or Form 10-Q, (i) conduct a review of such document with management and the Corporation’s independent auditors, including the financial statements to be included therein and the disclosures therein under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (ii) engage in discussions with the Corporation’s independent auditors with respect to the results of such independent auditors’ review of same;

•	prior to the filing of each Form 10-K, ensure that the Corporation’s independent auditors attest to, and report on, their assessment of the effectiveness of the Corporation’s internal control structure and procedures for financial reporting in accordance with applicable law and the rules and regulations of the SEC;

•	implement procedures to assure that the independent auditors engaged by the Corporation to audit the Corporation’s financial statements do not provide any non-audit services prohibited by applicable law or the rules and regulations promulgated by the Public Company Accounting Oversight Board, the SEC or NASDAQ;

•	ensure the regular rotation of the lead audit partner and the reviewing audit partner of any independent auditing firm engaged by the Corporation as required by law;

•	consider major changes and other questions of choice regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Corporation’s financial statements, including major financial statement issues and risks and their impact or potential effect on reported financial information and the scope, as well as the level of involvement by external auditors in the preparation and review, of unaudited quarterly or other interim-period information;

•	review the annual audit plan and the process used to develop the plan and monitor the status of activities;

•	review the results of each external audit, including any qualifications in the external auditor’s opinion, any related management letter, management’s responses to recommendations made by external auditors in connection with any audit and any reports submitted to the Committee by internal auditors (if any) that are material to the Corporation as a whole, and management’s responses to those reports; and

•	discuss with the Corporation’s external auditors (i) methods used to account for significant unusual transactions, (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusion regarding reasonableness of such estimates and (iv) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures contained in the financial statements.

If any internal or external auditor of the Corporation identifies any significant issue relative to overall Board responsibility that has been communicated to management but, in their judgment, has not been adequately addressed, they should communicate these issues to the chairman of the Committee.

A-v

     Section 6.02. Internal Financial Controls; Communications With the Board; Regulatory Examinations. (a) The Committee shall review the appointment and replacement of the senior internal-auditing executive of the Corporation (if any) and any key financial management of the Corporation, and shall review the performance of the Corporation’s internal auditors (if any). The Corporation’s internal auditors (if any) shall be responsible to the Board through the Committee. The Committee shall consider, in consultation with the Corporation’s external auditors and the Corporation’s senior internal-auditing executive (if any), the adequacy of the Corporation’s internal financial controls. The Committee shall meet periodically with the senior internal-auditing executive (if any) to discuss special problems or issues that may have been encountered by the internal auditors (if any) and review the implementation of any recommended corrective actions. The Committee shall also meet periodically with senior management to review the Corporation’s major financial risk exposures.

     (b) The Committee shall serve as a channel of communication between the Corporation’s external auditors and the Board and between the Corporation’s senior internal-auditing executive (if any) and the Board.

     (c) The Committee shall review and assess any SEC inquiries and the results of examination by other regulatory authorities in terms of important findings, recommendations and management’s responses.

     Section 6.03. Audit Committee Report and Proxy Disclosures. The Committee shall prepare the report required by the rules of the SEC to be included in the Corporation’s annual report. In connection with the Committee report, the Committee shall:

•	review the annual audited financial statements with management and the Corporation’s independent auditors;

•	discuss with the Corporation’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit and the independent auditors’ judgment about the quality of the Corporation’s accounting principles, including such matters as accounting for significant transactions, significant accounting policies, estimates and adjustments and disagreements with management;

•	discuss with the Corporation’s independent auditors their independence, giving consideration to the range of audit and non-audit services performed by such independent auditors;

•	review, at least annually, a formal written statement from the Corporation’s independent auditor delineating all relationships with the Corporation, consistent with Independence Standards Board Standard No. 1;

•	recommend to the Board whether the Corporation’s annual audited financial statements and accompanying notes should be included in the Corporation’s Annual Report on Form 10-K; and

•	determine whether fees paid to the Corporation’s independent auditors are compatible with maintaining their independence.

A-vi

     Section 6.04. Limitations on Responsibilities for Audit Matters. While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely, in the absence of actual knowledge to the contrary (which shall be promptly reported to the Board), on (a) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

     Section 6.05. Charter. The Committee shall review and reassess the adequacy of this Charter annually. The Committee shall approve the Charter in the form to be included in the Corporation’s proxy statement in accordance with applicable SEC rules and regulations, as well as the rules and regulations of any applicable stock exchange or quotation system.

ARTICLE VII

Financial Compliance Matters

     In executing its oversight role with respect to the Financial Code of Ethics, the Committee shall review the adequacy of the Financial Code of Ethics and the Corporation’s internal controls and disclosure controls and related policies, standards, practices and procedures (including compliance guides and manuals). In this connection, the Committee may coordinate its compliance activities with the Corporate Governance Committee of the Board and any other standing committee of the Board. In addition, the Committee shall meet periodically with senior management to discuss their views on whether:

   (a) the operations of the Corporation and its subsidiaries are conducted in compliance with all applicable laws, rules and regulations pertaining to financial reporting matters;

   (b) all accounting and reporting financial errors, fraud and defalcations, legal violations and instances of non-compliance (if any) with the Financial Code of Ethics or the Corporation’s internal controls or disclosure controls or related policies, standards, practices and procedures are detected;

   (c) all violations of legal requirements pertaining to financial reporting matters (if any) are promptly reported to appropriate governmental officials when discovered and prompt, voluntary remedial measures are instituted; and

   (d) senior management and the Board are provided with timely, accurate information to allow management and the Board to reach informed judgments concerning the Corporation’s compliance with all applicable laws, rules and regulations pertaining to financial reporting matters.

A-vii

The General Counsel of the Corporation shall be in charge of the Financial Code of Ethics, including the day-to-day monitoring of compliance by officers and other employees and agents of the Corporation and its subsidiaries.

ARTICLE VIII

Expectations and Information Needs

     The Committee should communicate its expectations and the nature, timing and extent of information it requires to management and internal and external auditors, accountants and attorneys. Written materials, including key performance indicators and measures related to key financial risks, should be provided to the Committee by management at least one week in advance of any meeting of the Committee at which such materials will be discussed.

ARTICLE IX

Additional Powers

     The Committee is authorized, in the name and on behalf of the Corporation and at its expense, to take or cause to be taken any and all such actions as the Committee shall deem appropriate or necessary to carry out its responsibilities and exercise its powers under this Charter.

ARTICLE X

Limitations on Duties and Responsibilities

     The Committee shall not have or assume any powers, authority or duties vested in the Board which, under applicable law or any provision of the Certificate of Incorporation or the Bylaws of the Corporation, may not be delegated to a committee of the Board. The grant of authority to the Committee contained in this Charter may be modified from time to time or revoked at any time by the Board in its sole discretion.

A-viii

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 16, 2004
10:00 a.m. New York Time

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Four Times Square, 37th Floor
New York, NY 10036

Series A Convertible Preferred Stock

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 16, 2004

     The undersigned hereby constitutes and appoints Richard K. Crump and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Series A Convertible Preferred Stock, par value $0.01 per share, of Sterling Chemicals, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on the 37th Floor of the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York 10036 at 10:00 a.m., New York time, on Friday, April 16, 2004, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated March 19, 2004 is hereby acknowledged.

This Proxy will be voted in accordance with the Stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” each nominee for director; and

•	“FOR” the proposal to ratify and approve the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

(Continued and to be signed and dated on other side)

There are three ways to vote your Proxy	COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-56-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 15, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/schi/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 15, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage paid envelope we’ve provided or return it to Sterling Chemicals, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1.	Election of directors:	01 James B. Rubin, 02 Byron J. Haney,	☐	FOR all	☐	WITHHOLD AUTHORITY
		03 Marc S. Kirschner, 04 Robert T. Symington,		nominees		to vote for all nominees listed
		05 Keith R. Whittaker, 06 Richard K. Crump and		listed
07 Peter Ting Kai Wu

FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2.	Proposal to ratify and approve the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD

Date: _________________________________

Signature(s)
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 16, 2004
10:00 a.m. New York Time

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Four Times Square, 37th Floor
New York, NY 10036

10% Senior Secured Notes due 2007 / CUSIP 859166AA8

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 16, 2004

     The undersigned hereby constitutes and appoints Ann M. Forey and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all 10% Senior Secured Notes due 2007 of Sterling Chemicals, Inc. (the “Company”) held in the name of the undersigned at the Annual Meeting of the Company to be held on the 37th Floor of the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York 10036 at 10:00 a.m., New York time, on Friday, April 16, 2004, and at any adjournment or postponement thereof, in accordance with the instructions noted below. Receipt of notice of such meeting and the Proxy Statement therefor dated March 19, 2004 is hereby acknowledged.

This Proxy will be voted in accordance with the Noteholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” John W. Gildea as a Director of the Company.

(Continued and to be signed and dated on other side)

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1.	Proposal to elect John W. Gildea to the Board of Directors of the Company.	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE UNDER THE INDENTURE FOR THE COMPANY’S 10% SENIOR SECURED NOTES DUE 2007

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD

Date: _________________________________

Signature(s)
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 16, 2004
10:00 a.m. New York Time

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Four Times Square, 37th Floor
New York, NY 10036

Common Stock / CUSIP 859166100

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 16, 2004

     The undersigned hereby constitutes and appoints Richard K. Crump and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.01 per share, of Sterling Chemicals, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on the 37th Floor of the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at Four Times Square, New York, New York 10036 at 10:00 a.m., New York time, on Friday, April 16, 2004, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated March 19, 2004 is hereby acknowledged.

This Proxy will be voted in accordance with the Stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” each nominee for director; and

•	“FOR” the proposal to ratify and approve the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

(Continued and to be signed and dated on other side)

There are three ways to vote your Proxy	COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 15, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/schi/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 15, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage paid envelope we’ve provided or return it to Sterling Chemicals, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1.	Election of directors:	01 Richard K. Crump and 02 Peter Ting Kai Wu	☐	FOR all	☐	WITHHOLD AUTHORITY
				nominees		to vote for all nominees listed
listed

FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2.	Proposal to ratify and approve the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

Address change? Mark box ☐ Indicate changes below:	SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD

Date: _________________________________

Signature(s)
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.